EXECUTION
                                                                COUNTERPART




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                              AMENDMENT NO. 1

                      Dated as of September 21, 1993

                                  to the

                                  UNIT 2

                        FIRST AMENDED AND RESTATED

                     PROJECT LOAN AND CREDIT AGREEMENT

                        Dated as of January 8, 1992

                                   among

                      TEXAS-NEW MEXICO POWER COMPANY

                                    and

                        TEXAS GENERATING COMPANY II

                                    and

                          THE BANKS NAMED HEREIN
                                 as Banks

                                    and

              THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION)
                                 as Agent


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     AMENDMENT NO. 1 (this "Amendment") dated as of
September 21, 1993 to the UNIT 2 FIRST AMENDED AND RESTATED PROJECT LOAN AND CREDIT AGREEMENT dated as of January 8, 1992 (the "Credit Agreement"), among TEXAS-NEW MEXICO POWER COMPANY ("TNP"), TEXAS GENERATING COMPANY II ("TGC II"), each of the lenders that is a signatory hereto identified under the caption "BANKS" on the signature pages hereto or which, pursuant to
Section 4.05(g) or 16.01 hereof, shall become a "Bank" hereunder, the Voting Participants and THE CHASE MANHATTAN BANK (NATIONAL ASSOCIATION), as agent for the Banks (in such capacity, the "Agent").


                                 RECITALS


     1. The parties hereto have previously entered into the Credit Agreement which became effective on the Effective Date, January 24, 1992, upon the satisfaction of the conditions precedent thereto as set out in Section 8.01 of the Credit Agreement.

     2. On January 27, 1992, TNP and TGC II satisfied the conditions in Section 8.02 of the Credit Agreement to cause the occurrence of the Extension Date. Among other things, TNP issued its Series T Bonds and its First Secured Debentures, due January 15, 1999, and applied the net proceeds thereof to, among other things, purchase pro rata from the Banks $65,000,000 of the Existing Loans outstanding under the Credit Agreement. The Existing Loans acquired by TNP were, automatically upon their purchase by TNP, converted into the First Replacement Loan, evidenced by the First Replacement Note that is secured pursuant to the Security Documents pari passu with the other Obligations under the Credit Agreement and the other Project Documents. The First Secured Debentures are secured by TNP's pledge of the First Replacement Note to the First Debenture Trustee under the First Secured Debenture Indenture. As a result of the pledge of the First Replacement Note, the First Secured Debentures indirectly share pari passu in the Banks' Collateral.

     3. TNP and TGC II have the right to secure additional debt securities with the Collateral, subject to the terms and conditions of Section 9.33 of the Credit Agreement. Other than with respect to the January 27, 1992 transactions described in Recital 2 hereof, however, no specific procedures were

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 1>

established in the Credit Agreement for TNP or TGC II to secure additional debt securities with the Collateral.

     4. The parties desire to amend the Credit Agreement as provided for in this Amendment to facilitate TNP's or TGC II's securing certain additional debt securities and, upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under the Credit Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, debt with the Collateral from time to time in furtherance of and as necessary for the parties to achieve the purposes and objectives, to perform the obligations and to exercise the rights, all as set forth in or contemplated by the Credit Agreement and as modified by this Amendment.

     5. On July 2, 1993, TNP requested certain amendments to the Credit Agreement to provide, among other things, for the extension of certain scheduled repayment dates and the prepayment by TGC II of $75,750,000 of Existing Project Loans. On July 2, 1993, TNP requested certain amendments to the Unit 1 First Amended and Restated Project Loan and Credit Agreement dated as of January 8, 1992 among TNP, TGC, the banks and the other parties thereto and Chase, as Agent (as amended, modified and supplemented and in effect from time to time, the "Unit 1 Credit Agreement") and simultaneously with the entering into of this Amendment the parties to the Unit 1 Credit Agreement are entering into Amendment No. 1 to the Unit 1 Credit Agreement in order to effect such amendments to the Unit 1 Credit Agreement.

     6. The funds necessary for the payments and prepayments of Existing Project Loans are expected to be provided by the issuance by TNP of new first mortgage bonds (the "New Bonds") in an aggregate principal amount of up to $100,000,000 under the TNP
Bond Indenture and available cash.

     7. Certain provisions of this Amendment will become effective only upon the prepayment of a portion of the Existing
Project Loans and the prepayment and purchase of certain of the indebtedness under the Unit 1 Credit Agreement and the satisfaction of certain other conditions.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 2>

     8.   By virtue of the First Debenture Trustee Consent, the
Replacement Note Holder has consented to the extent required to the provisions of this Amendment.

     NOW, THEREFORE, for and in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     SECTION 1.     Definitions.

          Unless otherwise defined herein, the capitalized terms utilized herein (including the Recitals hereinabove set forth) which are defined in the Credit Agreement shall have the meanings ascribed to them in the Credit Agreement. The capitalized terms defined herein, in the context of amending the Credit Agreement, shall, when used herein (including the Recitals hereinabove set forth), have the meanings ascribed to them in such amending language.


     SECTION 2.     Conditions Precedent.

     (a) The effectiveness of this Amendment shall be subject to the condition precedent that, on or before September 30, 1993, this Amendment shall have been executed and delivered by TNP, TGC II, the Banks, the Voting Participants (if any), the Agent and the Collateral Agent, and to the satisfaction of the following additional conditions precedent, in each case for the benefit of the parties hereto and the other Secured
          Parties:

          (i) TNP and TGC II each shall deliver to the Agent certified copies of the resolutions of their respective boards of directors authorizing the execution, delivery and performance of this Amendment and each of the other First Amendment Documents to which such Person is or is intended to be a party and the transactions contemplated by the issuance by TNP of New Bonds in an aggregate principal amount of up to $100,000,000 under the TNP Bond Indenture and all other documents evidencing other necessary action with respect thereto;

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 3>

         (ii) TNP and TGC II each shall deliver to the Agent a certificate, in form and substance satisfactory to the Agent, signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that, except as disclosed in such certificate, there shall be no injunction, writ, preliminary restraining order or any order of any nature issued by any arbitrator, court or other governmental authority directing that this Amendment not be consummated as herein provided and certifying further that, except as disclosed in such certificate, there shall be no material litigation, investigation or proceeding of or before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC II or affecting in any material respect any of its respective properties, revenues or assets;

        (iii) TNP and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that
                 (A) the representations and warranties of each of TNP and TGC II, as applicable, contained in
                 Section 2 of the Credit Agreement, as amended by this Amendment, and in each of the other Project Documents to which such Person is a party shall be true and correct on and as of such date as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date),
                 (B) no Default under the Credit Agreement, as amended by this Amendment, and no default by either TNP or TGC II under any of the other Project Documents to which either TNP or TGC II is a party, has occurred and is continuing on such date and (C) to the best of such Authorized Officer's knowledge, no default by any other Person to any other Project Document has occurred and is continuing on such date;

         (iv) TNP and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 4>

(A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with the due execution, delivery and performance of this Amendment and transactions contemplated hereby (except Section 3 hereof) and
(B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of TNP or TGC II, as applicable, and are final, in full force and effect and not subject to appeal;

          (v) TNP and TGC II each shall deliver to the Agent legal opinions from counsel to TNP and TGC II in form and substance satisfactory to the Agent;

         (vi) the Intercreditor Amendment No. 2 shall have been duly executed and delivered by the intended parties thereto;

        (vii) the First Debenture Trustee Consent shall have been duly executed by the First Indenture
                 Trustee and delivered to the Agent;

       (viii) the Fourth TGC II Modification and Extension Agreement shall have been duly executed and delivered by the intended parties thereto and, at the sole cost of TNP and TGC II, the Title Company shall have issued to the Agent (A) a T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5802-561740 and a T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5832-25812, each with respect to such Fourth TGC II Mortgage Modification and Extension Agreement and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to Permitted Liens;

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 5>

         (ix) the TNP Second Lien Mortgage Modification No. 2 shall have been duly executed and delivered by the intended parties thereto;

          (x) the Facility Purchase Agreement Amendment No. 1, in form and substance satisfactory to the Agent, shall have been duly executed and delivered by the intended parties thereto;

         (xi) evidence that the First Amendment Documents and all other instruments to be recorded or filed in connection with the effectiveness of this Amendment have been duly recorded and filed in all places wherein such recording and filing are necessary to perfect the interests of the Agent in and to the Collateral covered thereby;

        (xii) TNP and TGC II shall each deliver to the Agent such other certificates, documents or other information with respect to the matters contemplated by this Amendment as the Agent may reasonably determine are necessary to effect the transactions contemplated by this Amendment; and

       (xiii) Amendment No. 1 to the Unit 1 Credit Agreement shall have been duly executed and delivered by TNP, TGC, the Banks (under and as defined in the Unit 1 Credit Agreement), the Agent (under and as defined in the Unit 1 Credit Agreement) and the Collateral Agent (under and as defined in the Intercreditor Agreement) and each of the conditions precedent described in Sections 2(a)(i) through (xi) of Amendment No. 1 to the Unit 1 Credit Agreement shall have been satisfied.

     (b) The effectiveness of Section 3 of this Amendment shall be subject to the further conditions precedent that, on or before June 30, 1994, each of the following additional conditions precedent, in each case for the benefit of the parties hereto and the other Secured Parties, shall have been fulfilled:

          (i)    TNP and TGC each shall have effected a Section
                 4.05 Closing, under and as defined in the Unit 1

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 6>

               Credit Agreement, as amended by Amendment No. 1 thereto, with respect to Second Secured Debentures, as defined in, and issued in accordance with the terms and conditions of Section
               4.05 of, the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto (the "Second Secured Debentures"), in an aggregate principal amount of $140,000,000 and TNP shall have contemporaneously issued New Bonds in an aggregate principal amount of up to $100,000,000 and (A) TNP shall have applied the proceeds from the Second Secured Debentures to purchase "Project Notes," under and as defined in the Unit 1 Credit Agreement, as amended by Amendment No.
               1 thereto, in the amount of $140,000,000 and (B) TNP and TGC II shall have applied a portion of the proceeds of the New Bonds and available cash to prepay the Existing Project Loans in the amount of $75,750,000 and TNP or TGC shall have prepaid the "Project Loans," under and as defined in the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto, in the amount of $6,000,000;

         (ii) TNP and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that
                 (A) the representations and warranties of each of TNP and TGC II, as applicable, contained in
                 Section 2 of the Credit Agreement, as amended by this Amendment, and in each of the other Project Documents to which such Person is a party shall be true and correct on and as of such date as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date),
                 (B) no Default under the Credit Agreement, as amended by this Amendment, and no default by either TNP or TGC II under any of the other Project Documents to which either TNP or TGC II is a party, has occurred and is continuing on such date and (C) to the best of such Authorized Officer's knowledge, no default by any other Person to any other Project Document has occurred and is continuing on such date;

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 7>

        (iii) TNP and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that
                 (A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with the provisions of, and the transactions contemplated by, Section 3 hereof (and the transactions contemplated by Section 4 hereof that are contemplated to occur as a consequence of the occurrence of the Section 3 Effective Date) and (B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of the proper party (either directly or by transfer from the original applicant therefor) and are final, in full force and effect and not subject to appeal;

         (iv) TNP and TGC II each shall deliver to the Agent a certificate, in form and substance satisfactory to the Agent, signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that, except as disclosed in such certificate, there shall be no injunction, writ, preliminary restraining order or any order of any nature issued by any arbitrator, court or other governmental authority directing that this Amendment not be consummated as herein provided and certifying further that, except as disclosed in such certificate, there shall be no material litigation, investigation or proceeding of or before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC II or affecting in any material respect any of its respective properties, revenues or assets;

          (v) TNP and TGC II each shall deliver to the Agent legal opinions of counsel to TNP and TGC II (which may take the form of bring-down letters with respect to legal opinions delivered on the First Amendment Effective Date) in form and substance satisfactory to the Agent;

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 8>

         (vi) the Fifth TGC II Modification and Extension Agreement shall have been duly executed and delivered by the intended parties thereto and, at the sole cost of TNP and TGC II, the Title Company shall have issued to the Agent (A) a T-38 endorsement to the Stewart Title Guaranty Mortgage Policy issued pursuant to Section 17.22 of the Credit Agreement, as amended by this Amendment, and a T-38 endorsement to Stewart Title Guaranty Mortgage Policy No. M-5832-25812, each with respect to such Fifth TGC II Mortgage Modification and Extension Agreement and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to Permitted Liens;

        (vii) evidence that the First Amendment Documents and all other instruments to be recorded or filed in connection with the effectiveness of Section 3 of this Amendment have been duly recorded and filed in all places wherein such recording and filing are necessary to perfect the interests of the Agent in and to the Collateral covered thereby; and

       (viii) TNP and TGC II shall each deliver to the Agent such other certificates, documents or other information with respect to the matters contemplated by Section 3 of this Amendment as the Agent may reasonably determine are necessary to effect the transactions contemplated by
                 Section 3 of this Amendment.

     (c) Promptly upon the satisfaction of the conditions precedent to the effectiveness of this Amendment, as described in Section 2(a) of this Amendment, the Agent shall confirm in writing delivered to TNP and TGC II that the provisions of this Amendment (except Section 3

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 9>

     hereof) have become effective. Promptly upon the satisfaction of the conditions precedent described in Section 2(b) of this Amendment (i) TNP or TGC II shall pay to the Agent for the ratable benefit of the Banks a non-refundable extension fee in the amount of 1/4 of 1% of the aggregate principal amount of Existing Project Loans outstanding on the Bond Proceeds Payment Date after giving effect to the prepayments on such date and (ii) the Agent shall confirm in writing delivered to TNP and TGC II that the provisions of Section 3 of this Amendment have become effective.


     SECTION 3.     Extension of Maturities and Changes to
                    "Applicable Margins".

     SECTION 3.01.  Extension of Maturities; Changes to
                    "Applicable Margins".

     (a) Section 1.01 of the Credit Agreement shall be amended as follows:

          (i) Delete the following terms and their definitions in their entirety: "Final Maturity Date", "First Scheduled Reduction Date", "Scheduled Reduction Dates" and "Second Scheduled Reduction Date";

         (ii) Insert the following new terms and their definitions in the appropriate alphabetical order:

                    ""Final Maturity Date" shall mean December
               31, 1998.

                    "First Prospect Purchase Carryforward Amount"
               shall mean the excess (if any) of (a) Period 1
               Prospect Purchases over (b) $1,567,992.42.

                    "First Scheduled Reduction Date" shall mean
               December 31, 1995.

                     "First Supplemental Advance Bank Purchase
               Carryforward Amount" shall mean the excess (if any) of (a) Period 1 Supplemental Advance Bank Purchases over (b) the excess (if any) of (i)

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 10>

          $35,369,507.58 over (ii) Period 1 Section 5.02(a)
          Prepayments.

                    "Period 1 Prospect Purchases" shall have the
               meaning ascribed to such term in Section
               5.02(b)(i)(A)(2)(y)(II) hereof.

                    "Period 1 Section 5.02(a) Prepayments" shall
               have the meaning ascribed to such term in Section
               5.02(b)(i)(A)(1)(y)(I) hereof.

                    "Period 1 Supplemental Advance Bank
               Purchases" shall have the meaning ascribed to such term in Section 5.02(b)(i)(A)(1)(y)(II) hereof.

                    "Period 2 Prospect Purchases" shall have the
               meaning ascribed to such term in Section
               5.02(b)(i)(B)(2)(y)(I)(bb) hereof.

                    "Period 2 Section 5.02(a) Prepayments" shall
               have the meaning ascribed to such term in Section
               5.02(b)(i)(B)(1)(y)(I)(aa) hereof.

                    "Period 2 Supplemental Advance Bank
               Purchases" shall have the meaning ascribed to such term in Section 5.02(b)(i)(B)(1)(y)(I)(bb) hereof.

                    "Period 3 Section 5.02(a) Prepayments" shall
               have the meaning ascribed to such term in Section
               5.02(b)(i)(C)(1)(y)(I)(aa) hereof.

                    "Period 3 Supplemental Advance Bank
               Purchases" shall have the meaning ascribed to such term in Section 5.02(b)(i)(C)(1)(y)(I)(bb) hereof.

                    "Scheduled Reduction Dates" shall mean the
               First Scheduled Reduction Date, the Second
               Scheduled Reduction Date, the Third Scheduled Reduction Date, the Final Maturity Date and each Replacement Note Maturity Date.

                    "Second Prospect Purchase Carryforward
               Amount" shall mean the excess (if any) of (a) the sum of (i) the First Prospect Purchase

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 11>

          Carryforward Amount plus (ii) Period 2 Prospect
          Purchases over (b) $1,567,992.42.

                    "Second Scheduled Reduction Date" shall mean
               December 31, 1996.

                    "Second Supplemental Advance Bank Purchase
               Carryforward Amount" shall mean the excess (if any) of (a) the sum of (i) the First Supplemental Advance Bank Purchase Carryforward Amount plus
               (ii) Period 2 Supplemental Advance Bank Purchases over (b) the excess (if any) of (i) $35,369,507.58 over (ii) Period 2 Section 5.02(a) Prepayments.

                    "Third Scheduled Reduction Date" shall mean
               December 31, 1997."; and

        (iii) Delete the term "Applicable Margin" and the definition thereof and substitute in its place the following:

                    ""Applicable Margins" shall mean:

               (i)  with respect to Prime Rate Loans,

                    (a)  for the period from September 23, 1991
                         through and including December 31, 1992, 1-1/8%,

                    (b)  for the period from but excluding
                         December 31, 1992 through and including
                         December 31, 1993, 1-3/8%,

                    (c)  for the period from but excluding
                         December 31, 1993 through and including
                         December 31, 1994, 1-7/8%,

                    (d)  for the period from but excluding
                         December 31, 1994 through and including
                         December 31, 1995, 2-3/8%,

                    (e)  for the period from but excluding
                         December 31, 1995 through and including
                         December 31, 1996, 2-5/8%,

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 12>

                    (f)  for the period from but excluding
                         December 31, 1996 through and including
                         December 31, 1997, 2-7/8%, and

                    (g)  thereafter, 3-1/8%;

              (ii)  with respect to CD Rate Loans,

                    (a)  for the period from September 23, 1991
                         through and including December 31, 1992, 1-5/8%,

                    (b)  for the period from but excluding
                         December 31, 1992 through and including
                         December 31, 1993, 1-7/8%,

                    (c)  for the period from but excluding
                         December 31, 1993 through and including
                         December 31, 1994, 2-3/8%,

                    (d)  for the period from but excluding
                         December 31, 1994 through and including
                         December 31, 1995, 2-7/8%,

                    (e)  for the period from but excluding
                         December 31, 1995 through and including
                         December 31, 1996, 3-1/8%,

                    (f)  for the period from but excluding
                         December 31, 1996 through and including
                         December 31, 1997, 3-3/8%, and

                    (g)  thereafter, 3-5/8%; and

             (iii)  with respect to Eurodollar Rate Loans,

                    (a)  for the period from September 23, 1991
                         through and including December 31, 1992, 1-1/2%,

                    (b)  for the period from but excluding
                         December 31, 1992 through and including
                         December 31, 1993, 1-3/4%,

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 13>

                    (c)  for the period from but excluding
                         December 31, 1993 through and including
                         December 31, 1994, 2-1/4%,

                    (d)  for the period from but excluding
                         December 31, 1994 through and including
                         December 31, 1995, 2-3/4%,

                    (e)  for the period from but excluding
                         December 31, 1995 through and including
                         December 31, 1996, 3%,

                    (f)  for the period from but excluding
                         December 31, 1996 through and including
                         December 31, 1997, 3-1/4%, and

                    (g)  thereafter, 3-1/2%.".

     (b) Section 5.02(b)(iii) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "(iii)  [INTENTIONALLY OMITTED].".


     (c) Section 5.02(b)(i) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "(i) TGC II shall prepay, or TNP shall purchase in accordance with the terms and conditions of Section
          4.05 hereof, the Project Loans and in the case of clause (E), the applicable Replacement Loans, in the following amounts:

          (A) On the First Scheduled Reduction Date (1) the Existing Project Loans held by the Supplemental Advance Banks shall be repaid pro rata to the Supplemental Advance Banks in an aggregate principal amount equal to the excess (if any) of
               (x) $35,369,507.58 over (y) the sum of, in each case for the period after the Bond Proceeds Payment Date and before the First Scheduled Reduction Date (I) the aggregate principal amount of Existing Project Loans prepaid pursuant to

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 14>

          Section 5.02(a) hereof ("Period 1 Section 5.02(a)
          Prepayments") plus (II) the aggregate principal amount of Existing Project Loans purchased at Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date ("Period 1 Supplemental Advance Bank Purchases") and (2) the Existing Project Loans held by Prospect shall be repaid in an aggregate principal amount equal to the excess (if any) of (x) $1,567,992.42 over (y) the sum of, in each case from the period after the Bond Proceeds Payment Date and before the First Scheduled Reduction Date (I) the aggregate principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans prepaid pursuant to the provisions of this Agreement (except for prepayments made pursuant to Section 5.02(a) hereof) plus (II) the aggregate principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans purchased at Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date ("Period 1 Prospect Purchases");

          (B) On the Second Scheduled Reduction Date (1) the Existing Project Loans held by the Supplemental Advance Banks shall be repaid pro rata to the Supplemental Advance Banks in an aggregate principal amount equal to the excess (if any) of
               (x) $35,369,507.58 over (y) the sum of (I) in each case for the period after the First Scheduled Reduction Date and before the Second Scheduled Reduction Date (aa) the aggregate principal amount of Existing Project Loans prepaid pursuant to
               Section 5.02(a) hereof ("Period 2 Section 5.02(a) Prepayments") plus (bb) the aggregate principal amount of Existing Project Loans purchased at
               Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date ("Period 2 Supplemental Advance Bank Purchases") plus (II) the First Supplemental Advance Bank Purchase Carryforward Amount and (2) the Existing Project Loans held by Prospect shall be repaid in an aggregate principal amount equal to the excess (if any) of (x) $1,567,992.42 over (y) the sum of (I) in each case

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 15>

          from the period after the First Scheduled Reduction
          Date and before the Second Scheduled Reduction Date (aa) the aggregate principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans prepaid pursuant to the provisions of this Agreement (except for prepayments made pursuant to Section 5.02(a) hereof) plus (bb) the aggregate principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans purchased at Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date ("Period 2 Prospect Purchases") plus (II) the First Prospect Purchase Carryforward Amount;

          (C) On the Third Scheduled Reduction Date (1) the Existing Project Loans held by the Supplemental Advance Banks shall be repaid pro rata to the Supplemental Advance Banks in an aggregate principal amount equal to the excess (if any) of
               (x) $35,369,507.58 over (y) the sum of (I) in each case for the period after the Second Scheduled Reduction Date and before the Third Scheduled Reduction Date (aa) the aggregate principal amount of Existing Project Loans prepaid pursuant to
               Section 5.02(a) hereof ("Period 3 Section 5.02(a) Prepayments") plus (bb) the aggregate principal amount of Existing Project Loans purchased at
               Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date ("Period 3 Supplemental Advance Bank Purchases") plus (II) the Second Supplemental Advance Bank Purchase Carryforward Amount and (2) the Existing Project Loans held by Prospect shall be repaid in an aggregate principal amount equal to the excess (if any) of (x) $1,567,992.42 over (y) the sum of (I) in each case from the period after the Second Scheduled Reduction Date and before the Third Scheduled Reduction Date (aa) the aggregate principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans prepaid pursuant to the provisions of this Agreement (except for prepayments made pursuant to Section 5.02(a) hereof) plus (bb) the aggregate

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 16>

          principal amount of proceeds received by Prospect in respect of the aggregate principal amount of Existing Project Loans purchased at Section 4.05 Closings, on TNP Purchase Dates or on the Designee Purchase Date plus (II) the Second Prospect Purchase Carryforward Amount;

          (D)  on the Final Maturity Date, the Existing Project
               Loans shall be repaid in an aggregate principal amount equal to 100% of the outstanding Existing
               Project Loans; and

          (E) on each Replacement Note Maturity Date and subject to Section 4.05(i) hereof, the aggregate principal amount of Replacement Loans maturing on such date;".

     SECTION 3.02.  Joinder of Guarantor.

          TNP, as the Guarantor, hereby confirms and consents to each and every of the terms and conditions of Section 3 of this Amendment and the Credit Agreement as amended by Section 3 of this Amendment (including, without limitation Section 17.13 of the Credit Agreement), and agrees that the terms and conditions of the Guaranty are in full force and effect and unaffected by the effectiveness of Section 3 of this Amendment and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the Guaranty.


     SECTION 4.     Conforming Changes to the Credit Agreement.

     SECTION 4.01.  Future Issuances of Secured Debentures.

     (a) The introductory paragraph of the Credit Agreement shall be amended by adding an "s" to the end of the term "Replacement Note Holder" in both occurrences of such term.

     (b) Recital 7 of the Credit Agreement shall be amended by inserting the word "First" before each occurrence of the following terms: "Secured Debentures", "Secured Debenture Indenture", "Replacement Loans", "Replacement Note" and "Debenture Trustee".

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 17>

     (c) Recital 8 of the Credit Agreement shall be amended by inserting the word "First" before the term "Secured
          Debentures".

     (d) Section 1.01 of the Credit Agreement shall be further amended as follows:

          (i) Delete the following terms and their definitions in their entirety: "Banks", "Debenture Trustee", "Project Loans", "Project Notes", "Replacement Loan", "Replacement Note", "Replacement Note Holder", "Replacement Note Maturity Date", "Secured Debenture Indenture", "Secured Debentures", "Security Documents" and "TGC II Mortgage Modifications";

         (ii) Insert the following new terms and their definitions in the appropriate alphabetical order:

                    ""4.05 Notice" shall have the meaning
               ascribed to such term in Section 4.05(c) hereof.

                    "Aggregate Commitment" shall mean, for each
               Bank, the amount set forth opposite the name of such Bank on the signature pages of the First
               Amendment under the caption "Aggregate
               Commitment".

                    "Bond Proceeds Payment Date" shall mean the
               date on which (a) TNP or TGC II prepays the Existing Loans in an aggregate principal amount of $75,750,000, (b) TNP purchases $140,000,000 of
               "Project Loans," under and as defined in the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto and (c) TNP or TGC prepays $6,000,000 of "Project Loans," under and as defined in the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto.

                    "Banks" shall mean the Existing Project Banks
               and the Supplemental Advance Banks.

                    "Class" shall mean, with respect to each
               Loan, whether such Loan is an Existing Project

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 18>

          Loan, a Supplemental Advance or a Replacement Loan, each of which constitutes a Class.

                    "Collateral Coverage Maximum Amount" shall
               mean, as of any date of determination on or after the First Amendment Effective Date, (a) $288,500,000 minus (b) the amount of payments made by TNP resulting in transfers made by TGC II (on or after the First Amendment Effective Date) which, in accordance with the terms and conditions of the Facility Purchase Agreement, have resulted in transfers of Interests (as defined in the Facility Purchase Agreement) in Unit 2 from TGC II to TNP which Interests (as so defined) have been released from the lien of the TGC II Mortgage. On the Bond Proceeds Payment Date (after giving effect to the transactions contemplated to occur on or prior to the Bond Proceeds Payment Date), the Collateral Coverage Maximum Amount shall be $212,750,000 subject to reduction thereafter by virtue of transactions described in clause (b) of the preceding sentence occurring after the Bond Proceeds Payment Date.

                    "Debenture Trustees" shall mean the First
               Debenture Trustee and any Subsequent Debenture
               Trustee, and "Debenture Trustee" shall mean any of them.

                    "Designee"  shall have the meaning ascribed
               to such term in Section 4.05(g) hereof.

                    "Designee Purchase Date" shall have the
               meaning ascribed to such term in Section 4.05(g) hereof.

                    "Designee Purchase Notice" shall have the
               meaning ascribed to such term in Section 4.05(g) hereof.

                    "Existing Banks" shall have the meaning
               ascribed to such term in Section 4.01(a) hereof.

                    "Existing Loans" shall have the meaning
               ascribed to such term in Section 4.01(a) hereof.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 19>

                    "Existing Notes" shall have the meaning
               ascribed to such term in Section 4.01(a) hereof.

                    "Existing Project Banks" shall mean the
               Existing Banks and the New Advance Banks.

                    "Existing Project Loans" shall mean the
               Existing Loans and the New Advances.

                    "Facility Purchase Agreement Amendment No. 1"
               shall mean Amendment No. 1 dated as of September 21, 1993 to the Unit 2 First Amended and Restated Facility Purchase Agreement among TNP, TGC II, the Agent and the Collateral Agent entered into to correct an inaccurate numerical reference therein.

                    "Fifth TGC II Modification and Extension
               Agreement" shall mean the Fifth TGC II
               Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II, substantially in the form of Exhibit E to the First Amendment.

                    "First Amendment" shall mean the Amendment
               No. 1 dated as of September 21, 1993 to this Agreement among TNP, TGC II, the Banks, the Voting
               Participants and the Agent.

                    "First Amendment Documents" shall mean the
               First Amendment, the Intercreditor Amendment No.
               2, the First Debenture Trustee Consent and the
               First Amendment Security Documents.

                    "First Amendment Effective Date" shall mean
               the date on which all of the conditions set forth in Section 2(a) of the First Amendment shall have been satisfied.

                    "First Amendment Security Documents" shall
               mean the First Amendment TGC II Mortgage
               Modifications, the TNP Second Lien Mortgage
               Modification No. 2 and the Facility Purchase
               Agreement Amendment No. 1.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 20>

                    "First Amendment TGC II Mortgage
               Modifications" shall mean the Fourth TGC II
               Mortgage Modification and Extension Agreement and the Fifth TGC II Mortgage Modification and
               Extension Agreement.

                    "First Debenture Trustee" shall mean IBJ, as
               trustee under, or any successor trustee under, the First Secured Debenture Indenture.

                    "First Debenture Trustee Consent" shall mean
               a First Debenture Trustee Consent duly executed and delivered by the First Debenture Trustee, substantially in the form of Exhibit J to the First Amendment.

                    "First Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(a) hereof.

                    "First Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(a) hereof.

                    "First Replacement Note Maturity Date" shall
               mean, subject to Section 4.05(i) hereof, the stated maturity date of the First Secured
               Debentures.

                    "First Secured Debenture Indenture" shall
               mean the Indenture and Security Agreement dated as of January 15, 1992 between TNP and IBJ, as trustee, as the same may from time to time be amended, modified or supplemented or its provisions waived.

                    "First Secured Debentures" shall mean the
               debentures, due January 15, 1999, issued by TNP on January 27, 1992 under the First Secured Debenture
               Indenture.

                    "Fourth TGC II Modification and Extension
               Agreement" shall mean the Fourth TGC II
               Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II,

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 21>

          substantially in the form of Exhibit D to the First
          Amendment.

                    "IBJ" shall mean IBJ Schroder Bank & Trust
               Company, a New York banking corporation.

                    "Intercreditor Amendment No. 2" shall mean
               Amendment No. 2 to the Intercreditor Agreement dated as of September 21, 1993 among TNP, TGC,
               TGC II, the banks and the other parties party thereto and Chase in its several capacities as the Agent, the Collateral Agent and the Agent under the Unit 1 Credit Agreement, substantially in the form of Exhibit C to the First Amendment.

                    "New Advance Banks" shall mean Chase and
               NationsBank of Texas, N.A ("NationsBank").

                    "New Advance Closing Date" shall mean the
               Bond Proceeds Payment Date.

                    "New Advance Commitment" shall mean (a) for
               Chase, the obligation of Chase to make New
               Advances in an aggregate amount up to but not exceeding $10,000,000 and (b) for NationsBank, the obligation of NationsBank to make New Advances in an aggregate amount up to but not exceeding $16,000,000. The original aggregate principal amount of the New Advance Commitments is $26,000,000.

                    "New Advance Commitment Termination Date"
               shall mean 4:00 p.m. New York time on the Bond
               Proceeds Payment Date.

                    "New Advances" shall have the meaning
               ascribed to such term in Section 4.01(b) hereof.

                    "New Project Notes" shall mean the promissory
               notes provided for by Section 4.06 hereof and all promissory notes delivered to the Banks in substitution or exchange therefor, in each case as the same may be amended, modified and supplemented and in effect from time to time.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 22>

                    "Permitted Collateralized Indebtedness" shall
               have the meaning ascribed to such term in Section
               4.05(b)(i) hereof.

                    "Permitted Demand Date" shall mean, at any
               time, with respect to any Replacement Loan or any Replacement Note (subject to Section 4.05(i) hereof, other than the First Replacement Loan and the First Replacement Note), the stated maturity date of the Secured Debentures issued on the basis of (and at such time collateralized by) such Replacement Loan and Replacement Note.

                    "Permitted Section 4.05(b)(ii) Collateralized
               Indebtedness" shall have the meaning ascribed to such term in Section 4.05(b)(ii) hereof.

                    "Project Loans" shall mean the Existing
               Project Loans and the Supplemental Advances.

                    "Project Notes" shall mean the Existing Notes
               and the New Project Notes.

                    "Register" shall have the meaning ascribed to
               such term in Section 4.05(h) hereof.

                    "Relevant Instruments" shall have the meaning
               ascribed to such term in Section 4.05(c) hereof.

                    "Replacement Agent" shall have the meaning
               ascribed to such term in Section 15.08 hereof.

                    "Replacement Loans" shall mean the First
               Replacement Loan, any Subsequent Replacement Loans and any Temporary Replacement Loans, and "Replacement Loan" shall mean any of them.

                    "Replacement Note Holders" shall mean:

                         (a)  (i)  with respect to the First
                    Replacement Note, on the Extension Date and prior to the pledge of the First Replacement Note by TNP to the First Debenture Trustee pursuant to the First Secured Debenture Indenture, TNP; and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 23>

                             (ii)  with respect to any Subsequent
                    Replacement Note or any other Replacement
                    Note (other than a Released Replacement Note) available at such time for pledge in conjunction with a future Section 4.05 Closing, prior to the pledge of such Subsequent Replacement Note or such other Replacement Note by TNP to a Subsequent Debenture Trustee pursuant to a Subsequent Secured Debenture Indenture in conjunction with such future Section 4.05 Closing, TNP;

                         (b)  immediately upon any such pledge of
                    any such Replacement Note referred to in subclause (i) or (ii) of the preceding subsection (a), but only with respect to such Replacement Note so pledged (a "Pledged Replacement Note"):

                              (i)  with respect to any benefits
                    (including, without limitation, rights to vote on amendments or defaults and to attend bank meetings) accruing to, and any obligations pursuant to Sections 6.03, 15.05,
                    17.16 and 17.18 hereunder of, the holder of such Pledged Replacement Note, the Debenture Trustee to which such Pledged Replacement Note was pledged (whether or not it shall have become the legal and beneficial owner of such Pledged Replacement Note for all purposes); and

                             (ii)  with respect to any other
                    obligations of the holder of such Pledged
                    Replacement Note, TNP;

                         (c)  following the release of any such
                    pledge of any such Pledged Replacement Note, but only with respect to such Pledged Replacement Note so released (a "Released Replacement Note") and prior to the pledge of such Released Replacement Note in conjunction with a future Section 4.05 Closing, TNP; and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 24>

                         (d)  following the transfer of any
                    Replacement Note upon the exercise of
                    remedies by a Debenture Trustee under the applicable Secured Debenture Indenture, any transferee of such Replacement Note (other than such Debenture Trustee in its capacity as trustee);

                provided that each of TNP, each Debenture Trustee
                    and any transferee shall have signed (as a condition to becoming a Replacement Note Holder) an instrument of adoption, substantially in the form of Exhibit G hereto, agreeing to be bound by and (in the case of each Debenture Trustee, subject to the provisions of clause (b) above) comply with terms and conditions of (x) this Agreement applicable to Replacement Note Holders and (y) the Intercreditor Agreement applicable to the "Unit 2 Banks" (as defined in the Intercreditor Agreement); and "Replacement Note Holder" shall mean any of them. Anything in the foregoing to the contrary notwithstanding, TNP, as Replacement Note Holder of any Replacement Note, shall have no voting rights under this Agreement and shall not be considered in the determination of "Majority Banks" for purposes of this Agreement.

                    "Replacement Note Maturity Dates" shall mean
               the First Replacement Note Maturity Date and with respect to any other Replacement Note, such Replacement Note's Permitted Demand Date or if no demand is made on or within 90 days after such Permitted Demand Date, January 1, 2050.

                    "Replacement Notes" shall mean the First
               Replacement Note, any Subsequent Replacement Notes and any Temporary Replacement Notes, and "Replacement Note" shall mean any of them.

                    "Section 3 Effective Date" shall mean the
               date on which all of the conditions set forth in
               Section 2(b) of the First Amendment shall have been satisfied.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 25>

                    "Section 4.05 Closing" shall have the meaning
               ascribed to such term in Section 4.05(d) hereof.

                    "Section 4.05 Closing Date" shall have the
               meaning ascribed to such term in Section 4.05(d) hereof.

                    "Secured Debenture Indentures" shall mean the
               First Secured Debenture Indenture and any
               Subsequent Secured Debenture Indentures, and
               "Secured Debenture Indenture" shall mean any of them.

                    "Secured Debentures" shall mean the First
               Secured Debentures and any Subsequent Secured Debentures (which may include subsequent series of debentures issued under any indenture supplemental to any Subsequent Secured Debenture Indenture), and may refer to the Secured Debentures of any one or more such series, as the context may require.

                    "Security Documents" shall mean,
               collectively, the TNP Security Agreement, the Subordination Agreement, the TGC II Mortgage, the
               TNP Second Lien Mortgage, the Amendment Security
               Documents and the First Amendment Security
               Documents.

                    "Subject Date" shall have the meaning
               ascribed to such term in Section 17.21(a) hereof.

                    "Subsequent Debenture Trustee" shall mean,
               with respect to any Subsequent Secured Debenture Indenture, the trustee, or any successor trustee, under such Subsequent Secured Debenture Indenture or, if there shall be no "trustee," per se, any person serving in a capacity or performing functions, in each case, similar to those of a trustee under an indenture, regardless of the name or legal characterization of said capacity or functions and, in each case, any successor in such capacity or performing such functions under such Subsequent Secured Debenture Indenture.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 26>

                    "Subsequent Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

                    "Subsequent Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(e) hereof.

                    "Subsequent Secured Debenture Indentures"
               shall mean any indenture or agreement, other than the First Secured Debenture Indenture, which provides for the issuance of and sets out the terms and conditions of any TNP debt which is to be directly or indirectly secured by the Collateral pursuant to and in accordance with
               Section 4.05 hereof, whether or not said agreement shall be denominated an "indenture" and whether or not said debt shall be denominated "debentures," in each case, as the same may from time to time be amended, modified or supplemented or its provisions waived.

                    "Subsequent Secured Debentures" shall mean
               any TNP debt, other than the First Secured
               Debentures, which is to be directly or indirectly secured by the Collateral pursuant to and in accordance with Section 4.05 hereof, whether or not said debt shall be denominated "debentures". Said term may refer to Subsequent Secured Debentures of any one or more such series, as the context may require.

                    "Subsequent TGC II Modification and Extension
               Agreement" shall mean a TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II, substantially in the form of Exhibit F to the First Amendment, and otherwise duly completed.

                    "Temporary Replacement Loan" shall have the
               meaning ascribed to such term in Section 4.05(f) hereof.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 27>

                    "Temporary Replacement Note" shall have the
               meaning ascribed to such term in Section 4.05(f) hereof.

                    "Ten Acre Releases" shall have the meaning
               ascribed to such term in Section 17.20(c) hereof.

                    "TGC II Mortgage Modifications" shall mean
               (a) the First TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, Donald H. Snell as mortgage trustee, TNP and TGC II, (b) the Second TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II, (c) the Third TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II,
               (d) the Fourth TGC II Modification and Extension Agreement, among the Agent, the Collateral Agent, TNP and TGC II, (e) the Fifth TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II, (f) each Subsequent TGC II Modification and Extension Agreement among the Agent, the Collateral Agent, TNP and TGC II and (g) any other modification and extension agreement among the Agent, the Collateral Agent, TNP and TGC II, which shall evidence of record that Replacement Loans and the Replacement Notes, issued in accordance with
               Section 4.05 hereof, are secured by the
               Collateral.

                    "TNP Purchase Date" shall have the meaning
               ascribed to such term in Section 4.05(f) hereof.

                    "TNP Purchase Notice" shall have the meaning
               ascribed to such term in Section 4.05(f) hereof.

                    "TNP Second Lien Mortgage Modification No. 2"
               shall mean the Second Lien Mortgage and Deed of Trust (with Security Agreement) Modification, Extension and Amendment Agreement No. 2 among the Agent and TNP, substantially in the form of Exhibit G to the First Amendment.";

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 28>

        (iii) The definition of "Amendment Documents" shall be amended by inserting the word "First" before the term "Replacement Note";

         (iv)  Delete clause (c) in the definition of "Interest
               Payment Date" and substitute in its place the following:

                    "(c) as to (i) the First Replacement Loan,
               each date on which TNP is obligated to make a deposit of cash collateral in respect of interest on the First Secured Debentures pursuant to
               Section 1119 of the First Secured Debenture
               Indenture and (ii) any Subsequent Replacement Loan, each date on which TNP is obligated to make a deposit of cash collateral in respect of interest on any Subsequent Secured Debentures pursuant to provisions of the applicable Subsequent Secured Debenture Indenture similar to the provisions referred to in subclause (i) of this clause (c) and providing for the deposit of cash collateral in respect of payment of interest.";

          (v) The definition of "Loans" shall be amended by adding an "s" to the end of the term "Replacement
               Loan";

         (vi) The definition of "Majority Banks" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder";

        (vii) The definition of "Net Proceeds" shall be amended by inserting the phrase "when used in Section
               8.02(c) hereof," after the term "Net Proceeds";

       (viii) The definition of "New Debt Securities" shall be amended by inserting the word "First" before the term "Secured Debentures";

         (ix) The definition of "Notes" shall be amended by adding an "s" to the end of term "Replacement
               Note";

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 29>

          (x)  Delete clause (b) in the definition of "Post-
               Default Rate" and substitute in its place the following:

                    "(b) Subject to Section 4.05(i) hereof, in
               respect of any principal of any Replacement Loan or Replacement Note, a rate per annum, as of any date of determination, equal to the interest rate applicable to (x) the Secured Debentures to which such Replacement Loan relates as of such date of determination as specified in the applicable Secured Debenture Indenture pursuant to which such Secured Debentures were issued or (y) if such Replacement Loan does not as of such date of determination serve as the basis for the issuance of any outstanding Secured Debentures, a rate per annum, as of any date of determination, equal to the Prime Rate.";

         (xi) The definition of "Principal Office" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder";

        (xii) The definition of "Project Creditors" shall be amended by (A) deleting the phrase ", after the Extension Date," and (B) adding an "s" to the end of the term "Replacement Note Holder";

       (xiii) The definition of "Project Documents" shall be amended by (A) adding an "s" to the end of the term "Replacement Note" and (B) inserting the term "the First Amendment Documents," after the term "this Agreement,";

        (xiv) The definition of "Secured Parties" shall be amended by adding an "s" to the end of the term
               "Replacement Note Holder"; and

         (xv) The definition of "Voting Participant Notice" shall be amended by (A) substituting the word "a" for "the" before the first occurrence of the term "Replacement Note Holder" and (B) substituting the word "such" for "the" before the second occurrence of such term.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 30>

     (e) Section 1.02 of the Credit Agreement shall be amended by (A) deleting the phrase "the Replacement Note Holder" in the second sentence thereof and inserting in lieu thereof the phrase "any of the Replacement Note Holders" and (B) deleting the phrase "the Secured Debenture Indenture" in the third sentence thereof and inserting in lieu thereof the phrase "any of the Secured Debenture Indentures".

     (f) Section 2 of the Credit Agreement shall be amended by inserting the phrase "and, with respect to a Section
          4.05 Closing, the purchase by TNP of Project Loans on a TNP Purchase Date or the purchase by the Designee of Project Loans on the Designee Purchase Date (in each case, assuming the due execution and delivery of documents required to be delivered in connection therewith and the performance of other conditions precedent thereto by the parties (other than TNP or TGC
          II) thereto), the applicable Section 4.05 Closing Date, TNP Purchase Date or Designee Purchase Date" after each occurrence of the term "Extension Date" therein.

     (g) Section 2.10 of the Credit Agreement shall be amended by inserting after the word "Except" the following:

          "(i) for the replacement of Project Notes by Replacement Notes, and (ii)".

     (h) Section 2.22 of the Credit Agreement shall be amended by inserting after the word "Except" the following:

          "(i) for the replacement of Project Notes by Replacement Notes, and (ii)".

     (i) Section 4.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 4.01.  Existing Loans; New Advance
          Commitments and New Advances.

               (a)  Existing Loans.  The parties hereto
          acknowledge, confirm and agree that there are outstanding on the First Amendment Effective Date loans
          (the "Existing Loans") under the Credit Agreement in an aggregate principal amount of $223,500,000, the

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 31>

     principal amount of such Existing Loans held by banks
     (the "Existing Banks") on the First Amendment Effective Date being the amount set forth opposite the name of such Existing Bank's name on the signature pages of the First Amendment under the caption "Existing Loan". Prior to the Bond Proceeds Payment Date, the Existing Loans shall be evidenced by notes (the "Existing Notes") held by the Existing Banks and on and after the Bond Proceeds Payment Date, the Existing Loans shall be evidenced by the New Project Notes held by the Existing Banks. The Existing Loans may be continued or Converted pursuant to Section
     4.04 hereof. TGC II hereby agrees to repay the principal of, and to pay interest on, the Existing Loans as set forth in this Agreement. No Existing Bank shall be entitled to have its Existing Note subdivided, by exchange or otherwise, except in connection with a sale, assignment or transfer of all or any portion of such Existing Bank's Loans and Notes pursuant to
     Section 16.01 hereof. Each Bank hereby waives the aggregate amount (if any) payable to such Bank under Section 7.05 hereof as a result of TGC II's prepayments of Existing Project Loans made on the Bond Proceeds Payment Date.

               (b)  New Advances.

                    (i)  New Advances.  Each New Advance Bank
          severally agrees, on the terms and conditions of this Agreement, to make a single loan to TGC II in Dollars on the New Advance Closing Date in an aggregate principal amount up to but not exceeding the amount of the New Advance Commitment of such New Advance Bank (such loans being herein called "New Advances"). Any portion of the New Advance Commitments not used on the New Advance Closing Date shall be automatically terminated on the New Advance Closing Date. The New Advance Commitments once terminated may not be reinstated. The New Advances may be continued or Converted pursuant to Section 4.04 hereof. TGC II hereby agrees to repay the principal of, and to pay interest on, the New Advances as set forth in this Agreement. The New Advances made by each New Advance Bank shall be evidenced by the New Project Note of such New Advance Bank.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 32>

                   (ii)  Borrowings and Notices.

                    (A)  If TGC II shall have given the Agent
               notice of borrowing in accordance with clause (C) of this Subsection 4.01(b)(ii), not later than 1:00 p.m. New York time on the New Advance Closing Date, each New Advance Bank shall make available the amount of the New Advance or New Advances to be made by it on such date to the Agent, at account number NYAO-DI-900-9-000002 maintained by the Agent with Chase at the Principal Office, in immediately available funds, for account of TGC II.

                    (B)  TGC II hereby irrevocably instructs the
               Agent to apply the proceeds of the New Advances to the immediate prepayment of a like principal amount of Existing Loans of the Existing Banks. Notwithstanding anything contained herein to the contrary, such prepayment shall not result in an increase in the Available Supplemental Advance Commitment.

                    (C)  A notice by TGC II to the Agent of
               borrowings of New Advances shall be irrevocable and shall be effective only if received by the Agent not later than 11:00 a.m. New York time one Business Day (with respect to a Prime Rate Loan), two Business Days (with respect to a CD Rate Loan) and three Business Day (with respect to a Eurodollar Rate Loan) prior to the New Advance Closing Date, and the Agent shall give each New Advance Bank prompt notice thereof. Such notice shall specify the amount of New Advances to be borrowed and the Type of New Advances to be borrowed. Such notice shall specify the duration of an Interest Period (if any) and the New Advance to which such Interest Period is to relate. In the event that TGC II fails to select the Type of New Advance, or the duration of any Interest Period for a Eurodollar Rate Loan or CD Rate Loan, as provided in this subsection (ii), such New Advance shall be made as a Prime Rate Loan.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 33>

                    (D)  Unless the Agent shall have received
               notice from a New Advance Bank prior to the date of any borrowing that such New Advance Bank will not make available to the Agent the amount of such New Advance Bank's New Advance Commitment, the Agent may assume that such New Advance Bank has made such portion available to the Agent on the date of such borrowing in accordance with clause
               (A) of Subsection 4.01(b)(ii) hereof and the Agent may, in reliance upon such assumption, make available to TGC II on such date a corresponding amount. If the amount of such New Advance Bank's New Advance Commitment is made available to the Agent on a date after the date of such borrowing, such New Advance Bank shall pay to the Agent on demand an amount equal to the product of (A) the daily average Federal Funds Rate during such period as quoted by the Agent times (B) the amount of such New Advance Bank's New Advance Commitment times (C) the number of days that elapse from and including the date of such borrowing to the date on which such New Advance Bank's ratable portion of such borrowing shall have been made available to the Agent. A certificate of the Agent submitted to any New Advance Bank with respect to any amounts owing under this Section 4.01 shall be conclusive absent manifest error. If the amount of such New Advance Bank's New Advance Commitment is not in fact made available to the Agent by such New Advance Bank within three Business Days after the date of such borrowing, TGC II agrees to pay to the Agent, on demand, an amount equal to the amount of such New Advance Bank's New Advance Commitment together with interest thereon, for each day from the date such amount was made available to TGC II until the date such amount is repaid to the Agent, at the interest rate applicable at the time to the Loans comprising such borrowing.

             (iii) Several Obligations; Remedies Independent. The failure of any New Advance Bank to make the New Advance to be made by it on the date specified therefor shall not relieve any other New Advance Bank of its obligation to make its New Advance on such date, but

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 34>

     neither any New Advance Bank nor the Agent shall be responsible for the failure of any other New Advance Bank to make a New Advance to be made by such other New Advance Bank, and no New Advance Bank shall have any obligation to the Agent or any other New Advance Bank for the failure by such New Advance Bank to make any New Advance required to be made by such New Advance Bank. The amounts payable by TGC II at any time hereunder and under the New Project Notes to each New Advance Bank shall be a separate and independent debt and each New Advance Bank shall be entitled to protect and enforce its rights arising out of this Agreement and the New Project Notes, and it shall not be necessary for any other Bank or the Agent to consent to, or be joined as an additional party in, any proceedings for such purposes.".

     (j) Section 4.05 of the Credit Agreement shall be amended as follows:

          (i) Subsection (a) shall be amended by inserting, with or without underscoring as appropriate, the word "First" before each occurrence of the following terms: "Secured Debentures", "Replacement Loan" and "Replacement Note";

         (ii)  Delete subsection (b) in its entirety; and

        (iii)  Add new subsections (b), (c), (d), (e), (f), (g),
               (h) and (i) as follows:

                    "(b) (i)  Subject to the provisions of
               Section 4.05(b)(ii) hereof, additional or replacement (A) indebtedness of TNP consisting of Secured Debentures issued on the basis of (and collateralized by) Replacement Notes issued hereunder which are in turn secured by the Collateral and/or (B) indebtedness of TGC II consisting of (1) Project Loans and/or (2) Replacement Loans (the indebtedness referred to in the foregoing clauses (A) and (B) hereinafter referred to as "Permitted Collateralized Indebtedness") may be secured, directly or indirectly, by the Collateral, provided that in any such case the liens and security interests on

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 35>

          the Collateral directly or indirectly securing
          Permitted Collateralized Indebtedness are provided on substantially the same terms and conditions as the liens and security interests securing the Loans outstanding on the First Amendment Effective Date and (B) the aggregate principal amount of Loans outstanding hereunder may not at any time be greater than the Collateral Coverage Maximum Amount at such time.

                        (ii)  Until the payment, prepayment or
               purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents and so long as any of the First Secured Debentures remain outstanding, only additional or replacement Permitted Collateralized Indebtedness constituting debt securities (and not bank debt) or Loans ("Section 4.05(b)(ii) Permitted Collateralized Indebtedness") may be secured, directly or indirectly, by the Collateral and only if (A) the terms, conditions and limitations of Section 4.05(b)(i) hereof are satisfied and complied with, (B) the proceeds of any such additional Permitted Section 4.05(b)(ii) Permitted Collateralized Indebtedness of TNP are applied to purchase Project Loans outstanding on the First Amendment Effective Date or Supplemental Advances, (C) any such additional or replacement Permitted Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the related Section 4.05(b)(ii) Collateralized Indebtedness of TGC II constituting Replacement Loans) has maturities longer than the Project Notes outstanding on the First Amendment Effective Date and then outstanding and not shorter than the maturity of the First Secured Debentures then outstanding, (D) any such additional or replacement Permitted
               Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the related Section 4.05(b)(ii) Collateralized Indebtedness of TGC II constituting Replacement Loans) is not subject to prepayment

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 36>

          (except on the same terms and conditions of prepayment applicable to the First Secured Debentures) prior to the maturity date of the First Secured Debentures then outstanding and (E) any such additional or replacement Permitted Section 4.05(b)(ii) Collateralized Indebtedness of TNP (and the related Section 4.05(b)(ii) Collateralized Indebtedness of TGC II constituting Replacement Loans) is subject to other covenants, terms, conditions and restrictions for the benefit of the Secured Parties substantially the same as those herein with respect to the First Secured Debentures.

                    (c)  Upon each occasion that TNP or TGC II
               desires to issue additional or replacement
               Permitted Collateralized Indebtedness (other than
               Permitted Collateralized Indebtedness constituting
               Project Loans):

                         (i)  TNP and TGC II shall deliver, not
               less than 30 days prior to the anticipated date of the applicable Section 4.05 Closing (which shall be a Business Day other than a Scheduled Reduction
               Date), to the Agent (A) an initial notice (a "4.05 Notice") of its intention to issue such Permitted Collateralized Indebtedness containing the proposed terms of such Permitted Collateralized Indebtedness and the terms of the security therefor in sufficient detail to enable the Agent, the Banks (if any Project Loans are outstanding) and the Replacement Note Holders to determine whether such terms comply with the terms and conditions of Section 4.05(b) hereof, (B) substantially final forms of each document, certificate, title information report, Uniform Commercial Code financing statement and other instrument (the "Relevant Instruments") required to be delivered by TNP or TGC II to the Agent under this Section 4.05 in connection with the applicable Section 4.05 Closing, (C) a certificate signed by an Authorized Officer of each of TNP and TGC II to the effect that such terms comply with the terms and conditions of Section 4.05(b) hereof and (D) an opinion of counsel for each of TNP and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 37>

          TGC II substantially in the form of Exhibit H to the First Amendment. TNP and TGC II shall deliver promptly to the Agent such additional information as the Agent may reasonably request concerning the proposed transaction;

                        (ii)  the Agent shall within five days of
               receipt of a 4.05 Notice forward to each Bank (if any Project Loans are outstanding) and each Replacement Note Holder a copy of such 4.05 Notice and a copy of each of the Relevant Instruments received by the Agent in connection with such 4.05 Notice. Not later than ten days after receipt of such 4.05 Notice from the Agent, the Majority Banks or the Banks (if any Project Loans are outstanding) holding at least 66-2/3% of the outstanding principal amount of the Project Loans, or the Agent acting with the consent of such Banks, may forward to each of TNP and TGC II a notice stating that, the terms and conditions of the proposed Section 4.05 Closing do not meet the terms and conditions set forth in Section 4.05 hereof and stating with reasonable specificity why said terms and conditions do not meet the terms and conditions of Section 4.05 hereof; and

                       (iii)  TNP or TGC II shall (A) revise the
               terms and conditions of the proposed transaction such that the terms and conditions of Section 4.05 hereof are in fact satisfied by the terms and conditions of the proposed transaction or (B) cancel the proposed transaction.

                    (d)  TNP shall designate a date that is a
               Business Day for the closing of the proposed transactions. The designation shall be made by notice received by the Agent not less than 20 days after the notice under Section 4.05(c)(i) and not less than six days prior to such designated date. The proposed transaction shall be effected at a closing (a "Section 4.05 Closing") on such designated date or such other date (a
               "Section 4.05 Closing Date") as may be agreed upon by TNP, TGC II and the Agent. Prior to or at each
               Section 4.05 Closing:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 38>

                         (i)  TNP, TGC II, the Agent and, as
               applicable, the Collateral Agent each shall sign and deliver, in recordable form to the Agent and, as applicable, the Collateral Agent, such financing statements under the Uniform Commercial Code as are necessary to protect, preserve and maintain the priority of the liens contemplated by the Security Documents and TNP and TGC II shall provide (A) copies of Uniform Commercial Code search reports with respect to each of TGC II and TNP, as "debtor", in each jurisdiction in which such financing statements are to be filed and (B) all other instruments to be recorded or filed or delivered in connection with such Section 4.05 Closing;

                        (ii)  TGC II shall deliver to the Agent a
               Subsequent TGC II Modification and Extension
               Agreement and, at the sole cost of TNP and TGC II, the Title Company shall have issued to the Agent, a T-38 endorsement (or if a T-38 endorsement is no longer available, such other endorsement as shall have the same scope and purpose as a T-38 endorsement on the First Amendment Effective Date) to the title policy or policies which insure the lien of the TGC II Mortgage securing the Loans outstanding hereunder and evidenced by Project Notes or Replacement Notes on such date, each with respect to such Subsequent TGC II Mortgage Modification and Extension Agreement;

                       (iii)  At the sole cost of TNP and TGC II,
               the Title Company shall deliver to the Agent a title information report, showing that good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to the Permitted Liens;

                        (iv)  TNP and TGC II each shall deliver
               to the Agent legal opinions of counsel to TNP and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 39>

          TGC II dated the applicable Section 4.05 Closing Date and substantially in the forms of Exhibit I hereto;

                         (v)  TNP and TGC II each shall deliver
               to the Agent (A) certified copies of the resolutions of its board of directors authorizing the issuance of such Permitted Collateralized Indebtedness and the collateral therefor furnished pursuant to the terms and conditions of this
               Section 4.05 and authorizing the execution, delivery and performance of the documentation necessary therefor and (B) certified copies of its charter, bylaws, good standing certificates and franchise tax certificates from the State of Texas and all other places where necessary in light of the business and properties it conducts and owns and intends to conduct and own;

                        (vi)  TNP and TGC II each shall deliver
               to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, and dated the applicable Section 4.05 Closing Date certifying the name, incumbency and signature of each individual authorized to execute any documents or certificates in connection with such
               Section 4.05 Closing, upon which certificates and documents the Secured Parties may conclusively rely;

                       (vii)  TNP and TGC II each shall deliver
               to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, and dated the applicable Section 4.05 Closing Date certifying that there shall be no injunction, writ, preliminary restraining order or any other order of any nature issued by any arbitrator, court or other governmental authority directing that the transactions conducted, or the transactions contemplated in the documentation executed and/or delivered, at such Section 4.05 Closing not be consummated as herein or therein provided and certifying further, except as disclosed herein, there shall be no material litigation, investigation or proceeding of or

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 40>

          before any arbitrator, court or other governmental authority pending or (to the best of such Authorized Officer's knowledge, threatened) against TNP or TGC II or affecting any of their respective properties, rights, revenues or assets, or the Project or any of the transactions to be effected at such Section
          4.05 Closing;

                      (viii)  TNP and TGC II each shall deliver
               to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, and dated the applicable Section 4.05 Closing Date certifying that (A) the representations and warranties of each of TNP and TGC II, as applicable, contained in Section 2 hereof and in each of the other Project Documents to which such Person is a party shall be true and correct on and as of such Section 4.05 Closing Date as if made on and as of such date (or, if stated to have been made solely as of an earlier date, were true and correct as of such earlier date), (B) no Default hereunder, and no default by either TNP or TGC II under any of the other Project Documents to which either TNP or TGC II is a party, has occurred and is continuing on such date and (C) to the best of such Authorized Officer's knowledge, no default by any other Person to any other Project Document has occurred and is continuing on such date;

                        (ix)  TNP and TGC II each shall deliver
               to the Agent a certificate signed by an Authorized Officer of TNP or TGC II, as applicable, certifying that (A) it has obtained all Government Approvals necessary under applicable laws and regulations in connection with each of the transactions contemplated by the applicable
               Section 4.05 Closing and (B) all such Government Approvals have been duly obtained, were validly issued and are held by and in the name of TNP or TGC II, as applicable, and are final, in full force and effect and not subject to appeal; and

                         (x)  TNP and TGC II shall (A) if the
               transactions then consummated involve a refunding of existing Secured Debentures already secured by

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 41>

          the Collateral, pay to the relevant Debenture Trustee in Dollars, in immediately available funds, all amounts due and payable under the applicable Secured Debenture Indenture, (B) if the transactions then consummated involve the purchase by TNP or TGC II of Existing Project Loans, pay to the Agent in Dollars, in immediately available funds, the purchase price for the Existing Project Loans then being purchased pro rata from the Existing Project Banks and (C) if the transactions then consummated involve the purchase by TNP or TGC II of Supplemental Advances, pay to the Agent in Dollars, in immediately available funds, the purchase price for the Supplemental Advances then being purchased pro rata from the Supplemental Advance Banks.

               After the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, the Agent shall be entitled to rely solely upon the certificates and opinions of counsel delivered hereunder in making any determinations required to be made by the Agent in this Section 4.05.

                    (e)  If the transactions then consummated
               involve the purchase by TNP of Existing Project Loans or Supplemental Advances, then on each such
               Section 4.05 Closing Date (and, if such Section
               4.05 Closing Date is prior to the Section 3
               Effective Date, subject to Section 5.02(b)(iii) hereof) TNP shall purchase from each of the Banks holding Project Loans of the applicable Class (pro rata according to the aggregate outstanding principal amount of each such Bank's Project Loans of such Class held by such Bank) a portion of such Bank's Project Loans of the applicable Class and each Bank shall sell to TNP (without recourse and without any representation or warranty whatsoever other than as to title and absence of liens) such

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 42>

          pro rata portion of such Bank's Project Loans of the applicable Class such that the aggregate principal amount of Project Loans of the applicable Class so purchased is equal to the amount of the proceeds (at the election of TNP, net of any offering or similar transaction costs) from any Subsequent Secured Debentures issued on such Section 4.05 Closing Date. The purchase price for the Project Loans of the applicable Class so purchased by TNP shall be equal to the principal amount thereof. Simultaneously with the sale of each Bank's Project Loans of the applicable Class to TNP, TGC II shall pay to the Agent, for the account of each Bank holding Project Loans of applicable Class, all accrued and unpaid interest on such portion of such Bank's Project Loans of the applicable Class to be sold to TNP plus the aggregate amount (if any) which would have been payable to each Bank holding Project Loans of applicable Class under Section 7.05 hereof had such portion of the Project Loans of the applicable Class then been prepaid rather than purchased. TNP shall pay the aggregate amount of such purchase price at such Section 4.05 Closing to the Agent, for the account of each respective Bank holding Project Loans of the applicable Class, in Dollars in immediately available funds. Effective immediately upon the payment by TNP of such purchase price, the aggregate principal amount of the outstanding Project Loans of the applicable Class so purchased by TNP shall be converted into a loan or loans (with respect to such purchase of Project Loans of the applicable Class from the proceeds of any Subsequent Secured Debentures, in each case, whether one or more, each a "Subsequent Replacement Loan") of equal principal amount. TGC II shall execute and deliver to TNP at such Section 4.05 Closing a promissory note or notes (with respect to the purchase of each Subsequent Replacement Loan, in each case, whether one or more, each a "Subsequent Replacement Note") payable to TNP or its registered assigns in an aggregate principal amount equal to the aggregate principal amount of such Subsequent Replacement

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 43>

          Loan, as applicable, and, in each case, substantially in the form of Exhibit B to the First Amendment and otherwise duly completed. Any such Subsequent Replacement Notes shall be dated, and shall bear interest from, the Section 4.05 Closing Date on which any such Subsequent Replacement Notes, as applicable, are issued. No Replacement Note Holder shall be entitled to have its Replacement Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a Section 4.05 Closing or in connection with an assignment to TNP of a portion of a Replacement Loan and Replacement Note in conjunction with a release of a Pledged Replacement Note (as defined in the definition of "Replacement Note Holder" in Section 1.01 hereof) expressly contemplated by the related Secured Debenture Indenture. The indebtedness evidenced by any Subsequent Replacement Notes, together with the indebtedness evidenced by the First Replacement Note and by the Project Notes, shall be secured by the Security Documents. Each Bank shall, prior to any transfer of such Bank's Project Note, place on such Project Note a notation to the effect that a portion of the indebtedness evidenced thereby has been transferred to TNP pursuant to this Section 4.05; provided, that, if TNP purchases the entire outstanding principal amount of a Bank's Project Loans and TNP pays to such Bank all interest due and payable on such Project Loans and all other amounts due and payable by TNP and TGC II to such Bank under this Agreement and the other Project Documents, such Bank shall endorse and deliver its Project Note to TNP and, upon endorsement to TNP of all such Project Notes (x) such Project Notes shall automatically, without further action by any Person, become Subsequent Replacement Notes (and the indebtedness evidenced thereby shall automatically, without further action by any Person, become Subsequent Replacement Loans) having an outstanding principal amount equal to the outstanding principal amount of the Project Loans at the time of such purchase and shall automatically, without further action by any

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 44>

          Person, have the Replacement Note Maturity Date, the interest rate (including without limitation the Post-Default
          Rate) and all other terms and conditions contemplated by this Agreement to be applicable to a Subsequent Replacement Loan and a Subsequent Replacement Note that do not at such time serve as the basis for the issuance of outstanding Secured Debentures and (y) such Project Notes (and the indebtedness evidenced thereby) as so recharacterized as Subsequent Replacement Notes and Subsequent Replacement Loans shall be available to TNP and TGC II for use in conjunction with a future Section 4.05 Closing (and in connection therewith, such Project Note as so recharacterized as a Subsequent Replacement Note may, at the option of TNP and TGC II, be replaced by a replacement Replacement Note in the form of Exhibit B to the First Amendment).

                    (f)  (i)  Subject to the provisions of this
               clause (f), TNP shall have the right to purchase Project Loans of any Class from the Banks at any time or from time to time provided that: (A) TNP shall give the Agent notice of each such purchase which notice shall be irrevocable, shall be effective only if received by the Agent not later than 12:00 noon New York time five Business Days prior to the date of the purchase and shall specify the aggregate principal amount and Class of the Project Loans to be purchased and the date of purchase (which shall be a Business Day) (each such notice, a "TNP Purchase Notice" and each such date of purchase, a "TNP Purchase Date"), (B) TNP shall not be entitled to designate a Scheduled Reduction Date as a TNP Purchase Date and (C) TNP shall satisfy the conditions precedent to such purchase set forth in clause (ii) below. The Agent shall promptly notify the Banks and each Replacement Note Holder of the contents of each TNP Purchase Notice. On each TNP Purchase Date, TNP shall purchase from each of the Banks holding Project Loans of the applicable Class (pro rata according to the aggregate outstanding principal amount of each such Bank's Project Loans of such Class held by such Bank) a portion of such Bank's

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 45>

          Project Loans of the applicable Class and each Bank shall sell to TNP (without recourse and without any representation or warranty whatsoever other than as to title and absence of liens) such pro rata portion of such Bank's Project Loans of the applicable Class such that the aggregate principal amount of Project Loans of the applicable Class so purchased is equal to the amount of Project Loans of the applicable Class specified for purchase in the TNP Purchase Notice related to such TNP Purchase Date. The purchase price for the Project Loans of the applicable Class so purchased by TNP shall be equal to the principal amount thereof. Simultaneously with the sale of each Bank's Project Loans of the applicable Class to TNP, TGC II shall pay to the Agent, for the account of each Bank holding Project Loans of applicable Class, all accrued and unpaid interest on such portion of such Bank's Project Loans of the applicable Class to be sold to TNP plus the aggregate amount (if any) which would have been payable to each Bank holding Project Loans of applicable Class under Section 7.05 hereof had such portion of the Project Loans of the applicable Class then been prepaid rather than purchased. TNP shall pay the aggregate amount of such purchase price on such TNP Purchase Date to the Agent, for the account of each respective Bank holding Project Loans of the applicable Class, in Dollars in immediately available funds. Effective immediately upon the payment by TNP of such purchase price, the aggregate principal amount of the outstanding Project Loans of the applicable Class so purchased by TNP shall be converted into a loan or loans (with respect to each such purchase of Project Loans of the applicable Class, each a "Temporary Replacement Loan") of equal principal amount. TGC II shall execute and deliver to TNP on such TNP Purchase Date a promissory note or notes (with respect to the purchase of each Temporary Replacement Loan, whether one or more, the "Temporary Replacement Note") payable to TNP or its registered assigns in an aggregate principal amount equal to the aggregate principal amount of

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 46>

          such Temporary Replacement Loan and, in each case, substantially in the form of Exhibit B hereto and otherwise duly completed. Each Temporary Replacement Note shall be dated, and shall bear interest from, the TNP Purchase Date on which such Temporary Replacement Note is issued. The indebtedness evidenced by any Temporary Replacement Notes, together with the indebtedness evidenced by the other Replacement Notes and by the Project Notes, shall be secured by the Security Documents. Each Bank shall, prior to any transfer of such Bank's Project Note, place on such Project Note a notation to the effect that a portion of the indebtedness evidenced thereby has been transferred to TNP pursuant to this clause (f); provided, that, if TNP purchases the entire outstanding principal amount of a Bank's Project Loans and TNP pays to such Bank all interest due and payable on such Project Loans and all other amounts due and payable by TNP and TGC II to such Bank under this Agreement and the other Project Documents, such Bank shall endorse and deliver its Project Note to TNP and, upon endorsement to TNP of all such Project Notes (x) such Project Notes shall automatically, without further action by any Person, become Subsequent Replacement Notes (and the indebtedness evidenced thereby shall automatically, without further action by any Person, become Subsequent Replacement Loans) having an outstanding principal amount equal to the outstanding principal amount of the Project Loans at the time of such purchase and shall automatically, without further action by any Person, have the Replacement Note Maturity Date, the interest rate (including without limitation the Post-Default
          Rate) and all other terms and conditions contemplated by this Agreement to be applicable to a Subsequent Replacement Loan and a Subsequent Replacement Note that do not at such time serve as the basis for the issuance of outstanding Secured Debentures and (y) such Project Notes (and the indebtedness evidenced thereby) as so recharacterized as Subsequent Replacement Notes and Subsequent Replacement Loans shall be available to TNP and TGC II for use in

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 47>

          conjunction with a future Section 4.05 Closing (and in connection therewith, such Project Note as so recharacterized as a Subsequent Replacement Note may, at the option of TNP and TGC II, be replaced by a replacement Replacement Note in the form of Exhibit B to the First Amendment). Temporary Replacement Loans and Temporary Replacement Notes shall be held by TNP and may not be assigned in whole or in part, and TNP shall not be entitled to have any Temporary Replacement Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in conjunction with a future Section 4.05 Closing in which event the portion of such Temporary Replacement Loans and Temporary Replacement Notes assigned to a Replacement Note Holder or Replacement Note Holders shall be and become Subsequent Replacement Loans and Subsequent Replacement Notes for all purposes under this Agreement.

                        (ii)  Prior to or on each TNP Purchase
               Date:

                         (A)  TNP, TGC II, the Agent and, as
                    applicable, the Collateral Agent each shall sign and deliver, in recordable form to the Agent and, as applicable, the Collateral Agent, financing statements under the Uniform Commercial Code as are necessary to protect, preserve and maintain the priority of liens contemplated by the Security Documents and TNP and TGC II shall provide (A) copies of Uniform Commercial Code search reports with respect to each of TGC II and TNP, as "debtor", in each jurisdiction in which such financing statements are to be filed and (B) all other instruments to be recorded or filed or delivered in connection with the purchases of Project Loans to be made on such TNP Purchase Date;

                         (B)  TGC II shall deliver to the Agent a
                    Subsequent TGC II Modification and Extension
                    Agreement and, at the sole cost of TNP and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 48>

          TGC II, the Title Company shall have issued to the Agent, a T-38 endorsement (or if a T-38 endorsement is no longer available, such other endorsement as shall have the same scope and purpose as a T-38 endorsement on the First Amendment Effective Date) to the title policy or policies which insure the lien of the TGC II Mortgage securing the Loans outstanding hereunder and evidenced by Project Notes or Replacement Notes on such date, each with respect to such Subsequent TGC II Mortgage Modification and Extension Agreement;

                         (C)  At the sole cost of TNP and TGC II,
                    the Title Company shall deliver to the Agent a title information report, showing that good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the Loans, subject only to the Permitted Liens; and

                         (D)  TNP or TGC II shall deliver to the
                    Agent such other certificates, documents or other information in connection with the purchases of Project Loans to be made on such TNP Purchase Date as the Agent may reasonably determine are necessary to effect the transactions contemplated on such TNP Purchase Date.

                    (g)  (i)  Subject to the provisions of this
               clause (g), TNP shall have the right to cause a purchase by one or more banks or other financial institutions (or an agent on behalf of one or more banks or other financial institutions) designated by TNP (such banks or financial institutions or such agent herein being collectively referred to as the "Designee") of all (but not part) of the outstanding Project Loans from the Banks at any

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 49>

     time or from time to time provided that: (A) TNP shall give the Agent notice of each such purchase which notice shall be irrevocable, shall be effective only if received by the Agent not later than 12:00 noon New York time five Business Days prior to the date of the purchase (which shall be a Business Day) (each such notice, a "Designee Purchase Notice" and each such date of purchase, a "Designee Purchase Date"), (B) TNP shall not be entitled to designate a Scheduled Reduction Date as a Designee Purchase Date and (C) TNP shall satisfy the conditions precedent to such purchase set forth in clause (ii) below. The Agent shall promptly notify the Banks and each Replacement Note Holder of the contents of each Designee Purchase Notice. On each Designee Purchase Date, the Designee shall purchase from each of the Banks all of such Bank's Project Loans and each Bank shall sell to the Designee (without recourse and without any representation or warranty whatsoever other than as to title and absence of liens) all of such Bank's Project Loans. The purchase price for the Project Loans so purchased by the Designee shall be equal to the principal amount thereof. Simultaneously with the sale of each Bank's Project Loans to the Designee, TGC II shall pay to the Agent, for the account of each Bank all accrued and unpaid interest on such Bank's Project Loans plus the aggregate amount (if any) which would have been payable to each Bank under Section
     7.05 hereof had such Project Loans then been prepaid rather than purchased. The Designee shall pay the aggregate amount of such purchase price on such Designee Purchase Date to the Agent, for the account of the Banks, in Dollars in immediately available funds. Each Bank shall, prior to any transfer of such Bank's Project Note, place on such Project Note a notation to the effect that the indebtedness evidenced thereby has been transferred to the Designee pursuant to this clause (g).

                        (ii)  Prior to or on each Designee
               Purchase Date:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 50>

                         (A)  TNP, TGC II, the Agent and, as
                    applicable, the Collateral Agent each shall sign and deliver, in recordable form to the Agent and, as applicable, the Collateral Agent, financing statements under the Uniform Commercial Code as are necessary to protect, preserve and maintain the priority of the liens contemplated by the Security Documents and TNP and TGC II shall provide (A) copies of Uniform Commercial Code search reports with respect to each of TGC II and TNP, as "debtor", in each jurisdiction in which such financing statements are to be filed and (B) all other instruments to be recorded or filed or delivered in connection with the purchases of Project Loans to be made on such Designee Purchase Date;

                         (B)  TGC II shall deliver to the Agent a
                    Subsequent TGC II Modification and Extension
                    Agreement and, at the sole cost of TNP and TGC II, the Title Company shall have issued to the Agent, a T-38 endorsement (or if a T-38 endorsement is no longer available, such other endorsement as shall have the same scope and purpose as a T-38 endorsement on the First Amendment Effective Date) to the title policy or policies which insure the lien of the TGC II Mortgage securing the Loans outstanding hereunder and evidenced by Project Notes or Replacement Notes on such date, each with respect to such Subsequent TGC II Mortgage Modification and Extension Agreement;

                         (C)  At the sole cost of TNP and TGC II,
                    the Title Company shall deliver to the Agent a title information report, showing that good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate and showing that there are no intervening liens which would adversely affect the priority of the liens securing the

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 51>

          Loans, subject only to the Permitted Liens; and

                         (D)  TNP or TGC II shall deliver to the
                    Agent such other certificates, documents or other information in connection with the purchases of Project Loans to be made on such Designee Purchase Date as the Agent may reasonably determine are necessary to effect the transactions contemplated on such Designee Purchase Date.

                    (h)  The Agent will keep at its principal
               office in New York, New York, or such other office as the Agent may designate in writing to the Replacement Note Holders, a register (the "Register") in which the Agent will provide for the registration of Replacement Loans and Replacement Notes and the registration of transfers of Replacement Loans and Replacement Notes. In the event that any Replacement Loan or any Replacement Note is held by TNP or serves as the basis for the issuance of any outstanding Secured Debentures in accordance with Section 4.05 hereof, the applicable Replacement Note Holder shall notify the Agent for notation in the Register of the Permitted Demand Date, the interest rate and the Post-Default Rate applicable to such Replacement Loan or Replacement Note. The Agent may treat the Person in whose name any Replacement Loan or Replacement Note is registered in such Register as the owner thereof for the purpose of receiving payment of the principal of and the premium, if any, and interest on such Replacement Loan or Replacement Note and for all other purposes under this Agreement. The Agent may rely upon the information set forth in the Register for any determination of the Permitted Demand Date, the interest rate and the Post-Default Rate applicable to any Replacement Loan or Replacement Note required under or in connection with this Agreement.

                    (i)  If, on or before any date on which
               TGC II is obligated to make any payment of any

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 52>

     principal of or interest under a Replacement Note, no Event of Default (as defined in the Secured Debenture Indenture the lien of which attaches to such Replacement Note) shall have occurred and be continuing and TNP shall have delivered (i) if such Replacement Note is the First Replacement Note, to the First Debenture Trustee pursuant to Section 1119 of the First Secured Debenture Indenture and (ii) if such Replacement Note is a Subsequent Replacement Note, to the applicable Debenture Trustee pursuant to a provision in the applicable Secured Debenture Indenture similar to the provision referred to in subclause (i) of this clause (i), cash to be held as collateral security under the applicable Secured Debenture Indenture that is at least equal in amount to the payment owing on such date by TGC II under such Replacement Note, then TGC II shall not be required to make such payment under such Replacement Note; provided, that, if at any time and for any reason any such payment by TNP is rescinded or otherwise required to be restored by the applicable Debenture Trustee or any holder of the applicable Secured Debentures, whether as a result of bankruptcy or reorganization proceedings or otherwise, immediately upon such rescission or restoration being imposed or required

               (A) an amount equal to the amount that has been rescinded or is required to be restored shall become immediately due and payable by TGC II under such Replacement Note, and

               (B) TGC II shall pay to such Replacement Note Holder an amount equal to all reasonable costs and expenses (including, without limitation, attorney's fees and any interest payable by the applicable Debenture Trustee in connection with such rescission or restoration).

               In the event that any Secured Debenture is paid in full by TNP and, by operation of this clause (i), TGC II is not obligated to make further payments of principal and interest under or with respect to

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 53>

     the related Replacement Loan and Replacement Note, (x) the indebtedness of TGC II under this Agreement with respect to such Replacement Loan and Replacement Note shall not be discharged but shall be continued, (y) such Replacement Loan and Replacement Note, shall automatically, without further action by any Person, have the Replacement Note Maturity Date, the interest rate (including without limitation the Post-Default Rate) and all other terms and conditions contemplated by this Agreement to be applicable to a Subsequent Replacement Loan and a Subsequent Replacement Note that do not at such time serve as the basis for the issuance of outstanding Secured Debentures and (z) such Replacement Loan and Replacement Note shall be available to TNP and TGC II for use in conjunction with a future Section 4.05 Closing (and in connection therewith, such Replacement Note may, at the option of TNP and TGC II, be replaced by a replacement Replacement Note in the form of Exhibit B to the First Amendment).

               Notwithstanding any other provision in this
               Section 4.05 to the contrary, until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, no Section 4.05 Closing, closing contemplated by Section 4.50(f) hereof or closing contemplated by Section 4.05(g) hereof shall occur unless TNP and TGC II shall each have delivered to the Agent such other certificates, documents or other information in connection therewith as the Agent may reasonably determine are necessary to effect the transactions contemplated thereby.".

     (k)  Add Section 4.06 of the Credit Agreement as follows:

               "SECTION 4.06.  New Project Notes.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 54>

               (i) On and after the Bond Proceeds Payment Date, the Existing Loans, the New Advances and the Supplemental Advances made by each Bank shall be evidenced by a single promissory note of TGC II substantially in the form of Exhibit A to the First Amendment, dated the Bond Proceeds Payment Date, payable to such Bank in a principal amount equal to the amount of its Aggregate Commitment as originally in effect and otherwise duly completed.

              (ii) The date, amount, Type, interest rate and duration of Interest Period (if applicable) of each Existing Loan, New Advance (if any) or Supplemental Advance (if any) made by each Bank to TGC II, and each payment made on account of the principal thereof, shall be recorded by such Bank on its books and, prior to any transfer of the New Project Note held by it, endorsed by such Bank on the schedule attached to such New Project Note or any continuation thereof; provided that the failure of such Bank to make any such recordation or endorsement shall not affect the obligations of TGC II to make a payment when due of any amount owing hereunder or under such New Project Note in respect of the Existing Loans, the New Advances (if any) or Supplemental Advances (if any).

             (iii) No Bank shall be entitled to have its New Project Note subdivided, by exchange for promissory notes of lesser denominations or otherwise, except in connection with a sale, assignment or transfer of all or any portion of such Bank's Aggregate Commitment, Project Loans and New Project Note pursuant to
          Section 16.01 hereof.".

     (l) Section 5.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 5.01. [INTENTIONALLY OMITTED].".

     (m) Section 5.02 of the Credit Agreement shall be amended as follows:

          (A)  in subsection (b)(i) insert, after the words
               "TGC II shall repay", the words "or TNP shall

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 55>
           purchase in accordance with the terms and conditions of
          Section 4.05 hereof,";

          (B)  in subsections (b)(i)(C) insert the word
               "Existing" before each occurrence of the term
               "Project Loan";

          (C)  delete the word "and" at the end of subsection
               (b)(i)(C) thereof;

          (D)  in subsection (b)(i)(D), substitute the word
               "each" for the word "the" before the term
               "Replacement Note" and substitute the word
               "maturing" for the word "outstanding";

          (E) delete the preface of subsection (b)(iii) in its entirety and substitute in its place the following:

               "If all of the Project Loans under, and as defined in, the Unit 1 Credit Agreement have been paid, prepaid or purchased by TGC or TNP, then on each date upon which TNP receives the proceeds of any Permanent Financing (other than the proceeds from the issuance of the New Debt Securities which have been applied in accordance with Section 8.02(c) hereof and the proceeds from the issuance of the Second Secured Debentures, as defined in the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto, and the first mortgage bonds issued in connection therewith which have been applied in accordance with Section 2(b)(i) of the First Amendment), TNP or TGC II shall prepay or purchase the Existing Project Loans in an amount equal to
               (a) 100% (except as provided in subparagraph (C) hereof) of the net proceeds of such Permanent Financing less (b) all amounts prepaid since the date of the previous prepayment under this Section 5.02(b)(iii), except to the extent such proceeds:";

          (F) in subsection (b)(iii)(B)(aa) delete the parenthetical expression "(other than the Secured
               Debentures)" in its entirety;

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 56>

          (G) delete subsection (b)(iii)(D) in its entirety, substitute a "." for the phrase "; or" at the end of subsection (b)(iii)(C) and insert the word "or" after the ";" at the end of subsection
               (b)(iii)(B);

          (H) in subsection (g) add an "s" to the end of the term "Replacement Note Holder"; and

          (I) in subsection (h) substitute the word "a" for "the" before the term "Replacement Loan" and insert after the term "Replacement Note" the phrase "evidencing such Replacement Loan".

     (n) Delete Section 5.04 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 5.04.  Pro Rata Treatment.  Subject to
          Section 5.02(a) hereof, each payment or prepayment of principal of Existing Project Loans or Supplemental Advances by TNP or TGC II shall be made for account of the relevant Banks pro rata in accordance with the respective unpaid principal amounts of the Project Loans of such Class held by such Banks. In the event that, by reason of the acceleration thereof or otherwise, the principal amount of any Replacement Loan shall become due and payable at a time when the principal amount of the Project Loans shall be due and payable, each payment of principal of Loans shall be made pro rata among the Secured Parties holding Loans according to the respective unpaid principal amounts of the Loans held by the Secured Parties. Each payment of interest on the Loans shall be made pro rata among the Banks and the Replacement Note Holders according to the respective accrued and unpaid amounts of interest then due and owing to such Persons. Any Replacement Note Holder or any Bank receiving a disproportionate share of any such payment shall, on demand by the Agent, return the same to the Agent, which shall pay the same to any Bank or any Replacement Note Holder which had not received its proportionate share of any such payment.".

     (o) Section 5.05 of the Credit Agreement shall be amended as follows:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 57>

          (A) substitute the word "each" for "the" before the term "Replacement Note Holder" in the first sentence of subsection (a) thereof; and

          (B) delete subsection (a)(iv) in its entirety and substitute in its place the following:

          "(iv) Replacement Loan and Replacement Note Rate. Subject to Section 4.05(i) hereof, if such Loan is a Replacement Loan, a rate per annum at all times equal to (A) the rate of interest payable on the Secured Debentures the proceeds of which were used to purchase the Project Loans that were converted into such Replacement Loan and as specified in the Secured Debenture Indenture pursuant to which such Secured Debentures were issued, as in effect on (x) with respect to the First Secured Debenture Indenture, the Extension Date and (y) with respect to any Subsequent Secured Debenture Indenture, the applicable
                    Section 4.05 Closing Date, as the case may be, (B) the rate of interest payable on the Secured Debentures, the proceeds of which were used to refund the Secured Debentures to which such Replacement Loan theretofore related and as specified in the Subsequent Secured Debenture Indenture, pursuant to which such refunding Secured Debentures were issued, as in effect on the applicable
                    Section 4.05 Closing Date or (C) if such
                    Replacement Loan does not serve as the basis for the issuance of any outstanding Secured Debentures, a rate per annum equal to the Prime Rate.".

     (p) Delete Section 5.10 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 5.10. [INTENTIONALLY OMITTED].".

     (q) Section 6.02 of the Credit Agreement shall be amended as follows:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 58>

          (A) in the last sentence of subsection (a) add an "s" to the end of the terms "Replacement Note" and "Replacement Note Holder" and insert the word "applicable" before the term "Replacement Note Holders" (as so amended);

          (B) in the second sentence of subsection (b) add an "s" to the end of the term "Replacement Loan"; and

          (C) in subsection (c) substitute the word "any" for "the" before both occurrences of the term
               "Replacement Note" and insert the word "related" before the term "Secured Debentures".

     (r) Delete Section 6.03 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 6.03. Sharing of Payments, Etc. If any Bank or any Replacement Note Holder shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Loans made or acquired by it (other than pursuant to Section 7 hereof) in excess of its ratable share of payments on account of the Loans of any Class obtained by all the Banks and all the Replacement Note Holders holding Loans of such Class, such Bank or such Replacement Note Holder shall forthwith purchase from the other Banks and the other Replacement Note Holders such participations in the Loans of such Class held by them as shall be necessary to cause such purchasing Bank or such purchasing Replacement Note Holder to share the excess payment ratably with each of them; provided, that, if all or any portion of such excess payment is thereafter recovered from such purchasing Bank or such purchasing Replacement Note Holder, such purchase from such Bank or such Replacement Note Holder shall be rescinded and such Bank or such Replacement Note Holder shall repay to the purchasing Bank or the purchasing Replacement Note Holder the purchase price to the extent of such recovery together with an amount equal to such Bank's or such Replacement Note Holder's ratable share (according to the proportion of (a) the amount of such Bank's or such Replacement Note Holder's required repayment to (b) the total amount so recovered from the purchasing Bank or the Replacement Note

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 59>

     Holder) of any interest or other amount paid or payable by the purchasing Bank or the purchasing Replacement Note Holder in respect of the total amount so recovered. TGC II agrees that any Bank or Replacement Note Holder so purchasing a participation from another Bank or Replacement Note Holder pursuant to this
     Section 6.03 may, to the fullest extent permitted by law, exercise all of its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank or such Replacement Note Holder were the direct creditor of TGC II in the amount of such participation.".

     (s) Section 9.11 of the Credit Agreement shall be amended as follows:

          (A) inserting, immediately preceding the first sentence, the phrase "Prior to the First Amendment
               Effective Date,"; and

          (B) inserting the following new sentence at the end of such Section:

               "TGC II shall use the proceeds of Supplemental
               Advances solely for working capital and other lawful purposes not prohibited by this Agreement.".

     (t) Section 9.33(a) of the Credit Agreement shall be amended by deleting the last sentence thereof.

     (u) Section 10.03 of the Credit Agreement shall be amended by deleting the reference to "Section 9.32(a)" and substituting in its place a reference to "Section
          4.05(b)".

     (v) Section 10.06 of the Credit Agreement shall be amended by deleting the "." and substituting in its place the following:

          "provided, that TGC II may advance to TNP funds obtained as proceeds of Project Loans.".

     (w) Section 10.08(e) of the Credit Agreement shall be amended by deleting the phrase "the last sentence of

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 60>

Section 9.33(a)" and substituting in its place "Section
     4.05".

     (x) Delete Section 10.09 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.09. TGC II shall not permit the aggregate principal amount of Loans outstanding hereunder to exceed at any time the Collateral Coverage
          Maximum Amount at such time.".

     (y) Delete Section 10.13 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.13. TNP shall not permit the aggregate principal amount of Loans outstanding hereunder to exceed at any time the Collateral Coverage
          Maximum Amount at such time.".

     (z) Section 10.16 of the Credit Agreement shall be amended by (A) adding an "s" to the end of the term "Secured Debenture Indenture" in clause (d) thereof and (B) deleting the reference to "Section 9.33(a)" and substituting in its place a reference to "Section 4.05(b)".

    (aa) Delete Section 10.21(b) of the Credit Agreement in its entirety and substitute in its place the following:

               "(b) TNP will provide the Banks and the Replacement Note Holders, as soon as available and in any event within 60 Business Days after each Quarterly Date, a certificate of an Authorized Officer of TNP showing, in reasonable detail, the calculation of Interest Coverage, Cumulative Common Dividends, Cumulative Net Income Available for Common, Equity Capital and Total Capitalization, and for the period from January 1, 1993 until the provisions of Section
          9.33 hereof have terminated, Available Amount (including the components thereof); in each case determined as of such Quarterly Date.".

    (bb) Delete Section 10.22 of the Credit Agreement in its entirety and substitute in its place the following:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 61>

               "SECTION 10.22. Equity Capital. TNP will not pay or declare any Common Dividend if the ratio of Equity Capital to Total Capitalization, determined from time to time as of the next preceding Quarterly Date, is less than 20%.".

    (cc) Delete Section 10.23 of the Credit Agreement in its entirety and substitute in its place the following:

               "SECTION 10.23. Amendment or Modification of Secured Debenture Indentures. Until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents and so long as any of the First Secured Debentures remain outstanding, without the consent of the Majority Banks (excluding for such purpose the Replacement Note Holder with respect to the affected Secured Debenture Indenture, or supplement thereto, referred to below), neither TNP nor any of its Affiliates may enter into any amendment, modification, supplement or waiver of a Secured Debenture Indenture which shall (1) shorten the stated maturity of the principal of, or any installment of interest on, any Secured Debenture then outstanding, or increase the principal amount thereof or the rate of interest thereon, (2) grant any additional collateral security for any Secured Debenture or (3) have the effect of impairing in any material respect, directly or indirectly, the rights or interests of the Banks or the Replacement Note Holders in the Collateral or under this Agreement or any other Project Document; provided, that nothing in this Section 10.23 shall prohibit (i) the pledge of the First Replacement Note under the First Secured Debenture Indenture as in effect on the Extension Date and (ii) securing Secured Debentures in accordance with Section 4.05 hereof under Subsequent Secured Debenture Indentures (including provisions for substitution of collateral) in each case as in effect on the applicable Section 4.05 Closing Date.".

    (dd)  Section 11 of the Credit Agreement shall be amended by
          (A) substituting the word "any" for "the" before the

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 62>
      term "Secured Debenture Indenture" in subsection (m) thereof and (B) substituting the word "each" for "the" before the term "Replacement Note Holder" in the last sentence of said
     Section.

    (ee) Delete Section 11(n) of the Credit Agreement in its entirety and substitute in its place the following:

               "(n) Except in accordance with the terms and conditions of Section 4.05 hereof, prior to the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment
          Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement
          (including, without limitation, all Supplemental
          Advances) and the other Project Documents and so long as the First Secured Debentures remain outstanding, TNP shall have, or shall have permitted any of its Affiliates to, prepay, repay or make any other payments (except the payment of interest and the reimbursement of costs and expenses of a Secured Debenture
          Trustee or holders of Secured Debentures or payments pursuant to indemnification of a Secured Debenture Trustee) or distributions on account of, or the setting apart of money for a sinking fund or other analogous fund for, the purchase, redemption, refund or other acquisition of, any Secured Debentures, but excluding any payments with respect to interest payable thereon; provided, that, so long as TNP shall be complying with the provisions of Section 9.34 hereof in the same manner and at the same time that TNP is complying with the provisions of Section 1009 of the First Secured Debenture Indenture (as in effect on the Extension Date) or any Subsequent Secured Debenture Indenture (in each case, as in effect on the applicable
          Section 4.05 Closing Date), it shall not be a default if TNP purchases or otherwise acquires First Secured Debentures or
          Subsequent Secured Debentures, as applicable, after the occurrence of a Change of Control
          Event pursuant to Section 1009 of the First
          Secured Debenture Indenture, or such similar provisions of any Subsequent Secured
          Debenture

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 63>

      Indenture pursuant to which such Subsequent Secured
     Debentures were issued.".

    (ff) Section 12.01 of the Credit Agreement shall be amended by adding at the beginning of the text thereof, prior to the term "TGC II", the following:

          "Prior to the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents,".

    (gg) Section 12.04 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 12.04.  [INTENTIONALLY OMITTED].".

    (hh) Section 15.01 of the Credit Agreement shall be amended as follows:

          (A) in the first sentence substitute the word "each" for "the" before the term "Replacement Note
               Holder";

          (B) in the second sentence substitute the word "any" for "the" before the term "Replacement Note
               Holder";

          (C) in the third sentence delete clause (b) in its entirety and substitute in its place the following:

                    "(b) in the event that any Debenture Trustee
               shall at any time become the Agent hereunder, its duties and obligations in its capacity as Agent shall be subject to the same qualifications, conditions and limitations as are set forth in (i) with respect to the First Debenture Trustee, Article Six and Sections 904 and 1106 of the First Secured Debenture Indenture with respect to its duties and obligations as the First Debenture Trustee and (ii) with respect to any applicable

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 64>
     Subsequent Debenture Trustee, provisions in any Subsequent Secured Debenture Indenture similar to the provisions referred to in subclause (i) of this clause (b) with respect to such applicable Debenture Trustee's duties and obligations as Debenture Trustee thereunder, and any such Debenture Trustee shall be under no obligation to take any action as Agent except under circumstances in which it would be required to take action in its capacity as First Debenture Trustee or Subsequent Debenture Trustee, as applicable."; and

          (D) in the fourth sentence substitute the word "any" for "the" before the first occurrence of the term "Replacement Note Holder" and substitute the words "any other" for "the" before the second occurrence of such term.

    (ii) Section 15.02 of the Credit Agreement shall be amended as follows:

          (A)  in the second sentence delete the phrase "the
               Replacement Note Holder" and insert in lieu thereof the phrase "all of the Replacement Note
               Holders"; and

          (B) in the third sentence (i) delete the phrase "the Replacement Note Holder shall not" and insert in lieu thereof the phrase "no Replacement Note Holder shall", (ii) substitute the word "such" for "the" before the second and third occurrences of the term "Replacement Note Holder" and (iii) insert the word "applicable" before the term "Secured Debentures".

    (jj) Section 15.03 of the Credit Agreement shall be amended as follows:

          (A) substitute the word "a" for "the" before the first occurrence of the term "Replacement Note Holder";
               and

          (B) delete the proviso in the last sentence in its entirety and substitute in its place the

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 65>

          following: "provided, that, unless and until the Agent shall have received such direction, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default as it shall deem advisable in the best interest of the Secured Parties.".

    (kk) Section 15.04 of the Credit Agreement shall be amended by substituting the word "any" for "the" before the term "Replacement Note Holder".

    (ll) Section 15.05 of the Credit Agreement shall be amended as follows:

          (A) substitute the word "each" for "the" before the first occurrence of the term "Replacement Note
               Holder";

          (B) in the first proviso, delete the phrase "no Bank or the Replacement Note Holder" and insert in lieu thereof the phrase "neither any Bank nor any Replacement Note Holder";

          (C) delete clauses (x) and (y) of the second proviso in their entirety and substitute in their place the following:

                    "(x) so long as any Debenture Trustee shall
               be a Replacement Note Holder (whether as the pledgee of a Replacement Note or as the legal and beneficial owner thereof following a foreclosure or other exercise of remedies by such Debenture Trustee with respect thereto), the obligations of such Replacement Note Holder under this Section
               15.05 shall be limited to, and solely payable out of, amounts paid by TNP and/or TGC II and/or the holders of the applicable Secured Debentures to such Debenture Trustee under this Agreement or any other Project Document that such Debenture Trustee shall not have theretofore applied pursuant to the applicable Secured Debenture Indenture for any purpose other than the payment of amounts owing under this clause (x), and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 66>

                    (y) in the case of any Replacement Note
               Holder (other than a Debenture Trustee in its capacity as trustee) acquiring a Replacement Note upon a foreclosure or other exercise of remedies by a Debenture Trustee with respect thereto, the obligations of such Replacement Note Holder under this Section 15.05 shall be limited to obligations arising from and after the date on which it shall have acquired such Replacement Note."; and

          (D) in the last sentence, add an "s" to the end of the term "Replacement Note Holder".

    (mm) Section 15.06 of the Credit Agreement shall be amended by (A) substituting the word "each" for "the" before the first occurrence of the term "Replacement Note Holder" and (B) substituting the word "such" for "the" before the second occurrence of such term.

    (nn) Section 15.07 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.07. Non-Reliance on Agent and Other Banks and Other Replacement Note Holders. Each Bank and TNP, as the initial Replacement Note Holder of each Replacement Note, represents that it has, independently and without reliance on the Agent or any other Bank or any other Replacement Note Holder, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of TNP and TGC II and decision to enter into this Agreement, and agrees that it will, independently and without reliance upon the Agent or any other Bank or any other Replacement Note Holder, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Agreement. Neither the Agent nor any Bank nor any Replacement Note Holder shall be required to keep informed as to the performance or observance by TNP or TGC II under this Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of, TNP or TGC II. Except for notices, reports and other documents and information expressly required to be

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 67>

     furnished to the Banks and the Replacement Note Holders by the Agent hereunder, neither the Agent nor any Bank nor any Replacement Note Holder shall have any duty or responsibility to provide any Bank or any Replacement Note Holder with any credit or other information concerning TNP and TGC II, or any Affiliate of either of them, which may come into the possession of the Agent or such Bank or such Replacement Note Holder or any of its or their affiliates.".

    (oo) Section 15.08 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.08. Resignation or Removal of Agent. Subject to the appointment and acceptance of a successor Agent as provided below, the Agent may resign at any time by giving notice thereof to the Banks and the Replacement Note Holders, TNP and TGC II, and the Agent may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which Agent shall be reasonably acceptable to TNP and TGC II (unless an Event of Default has occurred and is continuing). If no successor Agent shall have been appointed by the Majority Banks and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or the Majority Banks' removal of the retiring Agent, then the retiring Agent may, on behalf of the Banks and the Replacement Note Holders, appoint a successor Agent, which shall be either a bank with an office (or an affiliate with an office) in New York, New York, having a combined capital and surplus of not less than U.S. $500,000,000 and which shall be reasonably acceptable to TNP. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Section 15 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 68>

     Notwithstanding any other provision in this Agreement to the contrary (i) upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, Chase shall resign as Agent hereunder at which time, the Debenture Trustee for the earliest maturing Secured Debentures then outstanding (if any), or its designee, (a "Replacement Agent") automatically shall be appointed as successor Agent effective upon the acceptance of such appointment by such Replacement Agent and (ii) upon the payment in full of the principal of (and premium, if any, on) the Secured Debentures for which a Replacement Agent is Debenture Trustee, all interest thereon and all other amounts due and payable by TNP and TGC II pursuant to the applicable Secured Debenture Indenture, such Replacement Agent shall resign as Agent hereunder at which time, the Debenture Trustee for the earliest maturing Secured Debentures then outstanding (if any), or its designee, (also a "Replacement Agent") automatically shall be appointed as successor Agent effective upon the acceptance of such appointment by such Replacement Agent. Until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, the Replacement Note Holders shall not be considered in the determination of "Majority Banks" for purposes of this Section
     15.08. Notwithstanding any provision herein or in any Secured Debenture Indenture to the contrary, in the event a Debenture Trustee becomes Agent hereunder, it shall promptly upon the request of TNP and TGC II from time to time execute releases of liens in accordance with the Facility Purchase Agreement; provided, that, any such release shall contain a provision to the effect that such release is made in its capacity as Agent and Collateral Agent, if applicable, pursuant to the Facility Purchase Agreement

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 69>

     but without warranty by, or recourse to, such Debenture
     Trustee either in its capacity as trustee or individually.".

    (pp) Section 15.09 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 15.09. Authorization. The Agent is hereby authorized by the Banks (so long as any Project Loans are outstanding), and the Replacement Note Holders (each by its acceptance of the pledge of the applicable Replacement Note), to execute, deliver and perform, each of the Project Documents to which the Agent is or is intended to be a party and each Bank (so long as any Project Loans are outstanding), and each Replacement Note Holder (each by its acceptance of the pledge of the applicable Replacement Note), agrees to be bound by all of the agreements of the Agent contained in the Project Documents.".

    (qq) Section 16.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 16.01. Participation and Assignment. Each Bank and each Replacement Note Holder may sell, assign or transfer all or any portion of its Loans or Notes to any other Person provided that no Bank shall sell, assign or transfer all or any portion of its Loans or Notes to Prospect. Each Bank and each Replacement Note Holder shall pay to the Agent (for its own account) a non-refundable assignment fee of $5,000 at the time of each permitted sale, assignment or transfer made by such Bank or such Replacement Note Holder. If any Supplemental Advance Bank sells, assigns or transfers all or any portion of its Project Loans, the purchaser, assignee or transferee thereof shall assume all of the obligations (including, without limitation, the obligations set forth in Section 17.21 hereof) of such Supplemental Advance Bank. Nothing herein provided shall prevent any Bank or any Replacement Note Holder from selling at any time a participation in its Loans, any fees payable to it hereunder or any other rights hereunder (the purchaser of any such participation being hereinafter sometimes referred to as a "Participant"); provided, that,

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 70>

     (except as provided in Section 16.02 hereof): (a) no such sale or participation shall alter such Bank's or such Replacement Note Holder's obligations hereunder and (b) any agreement pursuant to which any Bank or any Replacement Note Holder may grant any such participation shall provide that such Bank or such Replacement Note Holder shall retain the sole right and responsibility and exercise the rights of such Bank or such Replacement Note Holder, and enforce the obligations of TNP or TGC II relating to the Loans, the fees payable hereunder and any other right of such Bank or such Replacement Note Holder, including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Project Document and the right to take action to have the Loans declared due and payable. Except as provided in Section 16.02 hereof, no Participant shall have any rights under this Agreement or in respect of a Bank's or a Replacement Note Holder's Loans, fees payable to it hereunder or any other rights hereunder other than to receive payments in respect of such Participant's participation from such Bank or such Replacement Note Holder. Notwithstanding the foregoing, a Debenture Trustee, in its capacity as pledgee of a Replacement Note, shall have no right to sell, assign or otherwise transfer any participation in, all or any portion of the Replacement Loan evidenced by such Replacement Note or such Replacement Note to any Person except TNP in accordance with the terms of the Secured Debenture Indenture pursuant to which such Debenture Trustee is acting as trustee unless a default shall have occurred and be continuing under such Secured Debenture Indenture. TNP shall have no right to sell, assign or otherwise transfer all or any portion of the Replacement Loans or the Replacement Notes except under a Secured Debenture Indenture, provided, that such prohibition shall not apply to the Debenture Trustee under such Secured Debenture Indenture or any permitted assignee or transferee thereof.".

    (rr) Section 16.02 of the Credit Agreement shall be amended by substituting the word "a" for "the" before the term
          "Replacement Note Holder".

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 71>

    (ss) Section 17.03 of the Credit Agreement shall be amended by (A) inserting the word "a" before the first occurrence of the term "Replacement Note Holder", (B) inserting the word "applicable" before the phrase "instrument of adoption" and (C) deleting the term ""Replacement Note Holder"" and inserting in lieu thereof the term ""Replacement Note Holders"".

    (tt) Section 17.04 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 17.04. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of TNP, TGC II, the Secured Parties and their respective successors and permitted assigns (including each Debenture Trustee, as the prospective pledgee or pledgee of a Replacement Note), except that neither
          TGC II nor TNP (except as contemplated in the Project Documents) may assign or otherwise transfer all or any part of its rights or obligations hereunder (other than its rights in respect of the Replacement Loans and the Replacement Notes as permitted hereunder) without the prior written consent of each Secured Party. The Agent and each of the Banks (so long as any Project Loans are outstanding) consents to the pledge of the Replacement Notes to the applicable Debenture Trustees.".

    (uu) Section 17.08 of the Credit Agreement shall be amended as follows:

          (A)  adding an "s" to the end of the terms "Replacement
               Note Maturity Date" and "Replacement Note Holder" in subsection (a) thereof; and

          (B)  in the last paragraph thereof:

               (1)  inserting "(1)" immediately after the phrase
                    "Notwithstanding the above,";

               (2) adding an "s" to the end of both occurrences of the term "Replacement Note Holder";

               (3)  in subclause (v), deleting the phrase
                    "provided that such change does not result"

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 72>

           and inserting in lieu thereof the phrase "provided that, if such change would result";

               (4) at the end of subclause (v), deleting the term "the Replacement Loans" and substituting in lieu thereof the phrase "any Replacement Loan, then the consent of the Replacement Note Holder in respect of such Replacement Loans shall be required"; and

               (5) immediately before the "." inserting the following:

                    "and (2) until the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents (and notwithstanding whether the Total Supplemental Advance Commitments, the Available Supplemental Advance Commitment or the any portion of either thereof is then available to TGC II hereunder) Banks holding at least 66-2/3% of the outstanding principal amount of the Project Loans, or the Agent acting with the consent of such Banks, shall have consented in writing to any amendment, supplement, modification or waiver of Section 8 of this Agreement, or any provisions of this Agreement or any other instrument, document or agreement, directly or indirectly referred to in or ancillary to, Section 8 of this Agreement, that could have an adverse effect on the interests of the Banks, the value of the security provided to the Agent, as agent for the Banks and the other Secured Parties, under the Security Documents or the ability of TNP or TGC II to perform its obligations under this Agreement or any of the other Project Documents".

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 73>

    (vv) Section 17.16 of the Credit Agreement shall be amended by substituting the word "each" for "the" before the term "Replacement Note Holder".

    (ww) Section 17.18 of the Credit Agreement shall be amended by (A) substituting the word "each" for "the" before the first occurrence of the term "Replacement Note Holder", (B) substituting the word "such" for "the" before the second and third occurrences of the term "Replacement Note Holder", (C) inserting the words "any of" before the fourth occurrence of the term "the Replacement Note Holder" and adding an "s" to the end of such occurrence of such term, (D) substituting the word "any" for "the" before the fifth and seventh occurrences of the term "Replacement Note Holder" and
          (E) adding an "s" to the end of the sixth occurrence of the term "Replacement Note Holder".

    (xx) Section 17.20 of the Credit Agreement shall be redesignated as "SECTION 17.23", and new
          Sections 17.20, 17.21 and 17.22 shall be inserted as follows:

               "SECTION 17.20.  Further Releases and Consents.

               (a)  Notwithstanding any provisions to the
          contrary in this Agreement or in any other Project Document, each of the Secured Parties hereunder other than the Replacement Note Holder holding the First Replacement Note hereby consents and each of the future Replacement Note Holders (each by acceptance of the pledge of the applicable Replacement Note) is deemed to have consented to the transfer by TNP of up to six ten-acre tracts of real property located in the Site after such time as (i) there has been payment, prepayment or purchase in full of the Project Loans evidenced by the New Project Notes outstanding, all interest due and payable thereon and all other amounts due and payable by TNP and TGC II to the Banks under this Agreement and the other Project Documents and (ii) no First Secured Debentures and no Second Secured Debentures, as defined in the Unit 1 Credit Agreement, as amended by Amendment No. 1 thereto, remain outstanding.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 74>

               (b) As a condition precedent to each transfer under this Section 17.20, TNP, TGC and TGC II each shall deliver to the Agent a certificate signed by an Authorized Officer of TNP, TGC or TGC II, as applicable, which certificate represents and warrants that (i) such transfer will not materially adversely affect TNP, TGC or TGC II's financial condition or ability to perform their respective obligations under this Agreement or any other Project Document and, except as contemplated by the Ten Acre Releases, has not and will not adversely affect the Collateral and
          (ii) the ten-acre tract(s) to be conveyed are not necessary to the use or operation of Unit 1 or Unit 2, and TNP's transfers of said ten-acre tract(s) and the resulting loss of access to and across and the loss of the use of said ten-acre tract(s) would neither adversely affect or interfere with the use or operation of Unit 1 or Unit 2 or the value of either thereof nor impair commercial acceptability of the security granted to the Secured Parties pursuant to the Security Documents.

               (c)  In connection with each transfer permitted by
          Section 17.20 (a) hereof and subject to the terms and conditions of this Section 17.20, each Secured Party hereby consents to the execution and delivery by the Agent, the Collateral Agent and, if required, the Mortgage Trustee, of one or more partial releases of liens (collectively, the "Ten Acre Releases") to effect the releases hereinabove described in this
          Section 17.20.

               (d) The consents contained in this Section 17.20 shall be effective only in the specific instances and for the specific purposes for which they are given and shall not be deemed to be a waiver of any past or a consent to any future action, other event or condition in connection with this Agreement.

               SECTION 17.21.  Supplemental Advance Sharing
          Provisions.

               (a) If at such time as any of the events set forth in Section 11(e) or Section 11(f) hereof shall occur (a "Subject Date"), any Supplemental Advance

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 75>

     Bank's percentage of the aggregate principal amount of outstanding Project Loans is less than such Supplemental Advance Bank's percentage of the aggregate principal amount of the Project Loans outstanding on the Bond Proceeds Payment Date after giving effect to the transactions contemplated to be effected on such date by this Agreement (as adjusted by virtue of sales, assignments and transfers of all or any portion of its Project Loans in accordance with Section 16.01 hereof and except for any amount received by such Supplemental Advance Bank in accordance with Section 7.01 hereof), such Supplemental Advance Bank shall promptly purchase from Prospect participations in (or, if and to the extent specified by Prospect, direct interests in) the Project Loans owing to Prospect in such amounts, and make such other adjustments from time to time as shall be equitable, to the end that (except for any amounts received by a Bank in accordance with Section 7.01 hereof) each Bank's percentage of the aggregate principal amount of Project Loans outstanding on such Subject Date shall be equal to such Bank's percentage of the aggregate principal amount of Project Loans outstanding on the Bond Proceeds Payment Date after giving effect to the transactions contemplated on such date (as so adjusted); provided that if any Supplemental Advance Bank sells, assigns or transfers all or any portion of its Project Loans in accordance with Section 16.01 hereof, the purchaser, assignee or transferee of such Project Loans shall (unless otherwise expressed in the relevant instrument of sale, assignment or transfer) be subject to the provisions of this Section 17.21.

               (b) TGC II and TNP agree that, notwithstanding the provisions of Section 16.01 hereof, any Supplemental Advance Bank so purchasing such a participation (or direct interest) may exercise all rights of set-off, banker's lien, counterclaim or similar rights with respect to such participation as fully as if such Supplemental Advance Bank were a direct holder of Project Loans owing to such Supplemental Advance Bank in the amount of such participation.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 76>

               (c)  If, under any applicable bankruptcy,
          insolvency or other similar law, any Supplemental Advance Bank receives a secured claim in lieu of a set-off to which this Section 17.21 applies, such Supplemental Advance Bank shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of Prospect to share in the benefits of any recovery on such secured claim.

               SECTION 17.22. New Title Insurance Policy. On the Bond Proceeds Payment Date, and at the sole cost of TNP and TGC II, TNP and TGC II shall furnish to the Agent (A) a policy or policies of title insurance, together with evidence of the payment of all premiums due thereon and expenses payable in connection therewith and together with such reinsurance on such forms and in such amounts as the Banks may require, on forms of and issued by the Title Company, in form and substance satisfactory to the Banks, (x) insuring the Agent for the benefit of the Banks in the amount of $147,750,000 that good and indefeasible title to the Site is vested in TGC II and the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate subject only to Permitted Liens,
          (y) providing full coverage against all mechanics' and materialmen's liens and (z) providing a T-35 revolving credit endorsement and a T-33 adjustable mortgage loan endorsement and (B) a title information report in form and substance satisfactory to and approved by the Agent, showing good and indefeasible title to the TGC II Mortgage Trust Estate is vested in TGC II and that the TGC II Mortgage constitutes a valid first mortgage lien on the TGC II Mortgage Trust Estate subject only to Permitted Liens.".


     SECTION 4.02.  Supplemental Advance Facility.

     SECTION 4.02A. Conforming changes to Credit Agreement.

     (a) Section 1.01 of the Credit Agreement shall be amended as follows:

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 77>

          (i) Delete the term "Proportionate Share" and its definition in its entirety; and

         (ii) Insert the following new terms and their definitions in the appropriate alphabetical order:

                    ""Available Supplemental Advance Commitment"
               shall mean (a) prior to the date that the Section 3 Effective Date occurs, as of any date of determination after the Bond Proceeds Payment Date and on or before the Final Maturity Date, the sum of (A) the aggregate principal amount of Existing Project Loans prepaid pursuant to Section 5.02(a) hereof after the Bond Proceeds Payment Date minus
               (B) the aggregate principal amount of Supplemental Advances outstanding on the date of determination and (b) on and after the date that the Section 3 Effective Date occurs (i) as of any date of determination after the First Amendment Effective Date and on or before the First Scheduled Reduction Date, the sum of (A) the aggregate principal amount of Existing Project Loans prepaid pursuant to Section 5.02(a) hereof after the Bond Proceeds Payment Date minus (B) the aggregate principal amount of Supplemental Advances outstanding on such date of determination and (ii) as of any date of determination after the First Scheduled Reduction Date and before the Supplemental Advance Commitment Termination Date, the sum of (A) the aggregate principal amount of Existing Project Loans prepaid pursuant to Section 5.02(a) hereof after the immediately preceding Scheduled Reduction Date plus (B) the excess (if any) of (1) the applicable Carryforward Amount (if any) minus (2) the aggregate principal amount of Supplemental Advances outstanding on such date of determination. Anything in the foregoing to the contrary notwithstanding in the event that the Available Supplemental Advance Commitment as computed in the foregoing sentence would on any date of determination exceed the aggregate amount of the Total Supplemental Advance Commitments, the Available Supplemental Advance Commitment shall be deemed to equal the aggregate amount of the Total

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 78>

          Supplemental Advance Commitments on such date of determination.

                    "Carryforward Amount" shall mean (i) with
               respect to the period commencing on the First Scheduled Reduction Date and ending on the Second Scheduled Reduction Date, the excess (if any) of
               (a) Period 1 Section 5.02(a) Prepayments over (b) the excess (if any) of (1) $35,369,507.58 over (2)
               Period 1 Supplemental Advance Bank Purchases (the "First Carryforward Amount"); (ii) with respect to the period commencing on the Second Scheduled Reduction Date and ending on the Third Scheduled Reduction Date, the excess (if any) of (a) the sum of (1) the First Carryforward Amount plus (2) Period 2 Section 5.02(a) Prepayments over (b) the excess (if any) of (1) $70,739,015.16 over (2)
               Period 2 Supplemental Advance Bank Purchases (the "Second Carryforward Amount"); and (iii) with respect to the period commencing on the Third Scheduled Reduction Date and ending on the Final Maturity Date, the excess (if any) of (a) the sum of (1) the Second Carryforward Amount plus (2) Period 3 Section 5.02(a) Prepayments over (b) the excess (if any) of $106,108,522.74 over (3) Period 3 Supplemental Advance Bank Purchases.

                    "Proportionate Share" shall mean, with
               respect to each Supplemental Advance Bank, the percentage set out under the caption "Proportionate Share" opposite such Supplemental Advance Bank's name on the signature pages of the First Amendment.

                    "Prospect" shall mean Prospect Street Senior
               Portfolio, L.P.

                    "Supplemental Advance Banks" shall mean (a)
               on the Bond Proceeds Payment Date, the Banks having Total Supplemental Advance Commitments on the signature pages of the First Amendment and (b) thereafter, the Banks from time to time holding Supplemental Advances and Total Supplemental Advance Commitments after giving effect to any

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 79>     sales, assignments or transfers thereof in accordance
              with Section 4.05(g) or 16.01 hereof.

                    "Supplemental Advance Commitment Termination
               Date" shall mean the Business Day preceding the Final Maturity Date.

                    "Supplemental Advances" shall have the
               meaning ascribed to such term in Section 4.02(a) hereof.

                    "Total Supplemental Advance Commitment" shall
               mean, for each Supplemental Advance Bank, the obligation of such Supplemental Advance Bank to make Supplemental Advances in an aggregate amount at any one time outstanding up to but not exceeding the amount set opposite the name of such Supplemental Advance Bank on the signature pages of the First Amendment under the caption "Total Supplemental Advance Commitment" (as the same may be reduced from time to time pursuant to Section 4.02(b) hereof). The original aggregate amount of the Total Supplemental Advance Commitments is $141,478,030.31.".

     (b) Section 5.02(a) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "(a) Prepayments.  (i) TGC II may, subject to
          Section 7.05 hereof and subject to the prior payment in full of all interest on, and principal of (i) the "Project Loans" under and as defined in the Unit 1 Credit Agreement and (ii) the Supplemental Advances then outstanding, prepay the Existing Project Loans held by the Supplemental Advance Banks in whole or in part, without premium (except as provided in Section
          9.34 hereof) or penalty, upon at least three Business Days' prior notice by TGC II to the Agent in the case of Eurodollar Rate Loans, at least two Business Days' prior notice to the Agent in the case of CD Rate Loans and at least one Business Day's prior notice to the Agent in the case of Prime Rate Loans (in each case, each such notice to the Agent to be irrevocable), specifying the date and amount of such prepayment and

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 80>

     whether the prepayment is of Eurodollar Rate Loans, Prime Rate Loans or CD Rate Loans or a combination thereof. If such notice is given, TGC II shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of at least $1,000,000 or an integral multiple of $500,000 in excess thereof. Any prepayments of Existing Project Loans made pursuant to this Section 5.02(a) shall be made pro rata among the Supplemental Advance Banks according to their Proportionate Share. Upon the payment, prepayment or purchase in full of the Project Loans outstanding on the First Amendment Effective Date, all interest due and payable thereon and any other amounts due and payable by TNP and TGC II to the Banks under this Agreement (including, without limitation, all Supplemental Advances) and the other Project Documents, and subject to the terms and conditions of Section
     4.05 hereof, TNP and TGC II may prepay or otherwise reduce or cancel the Replacement Loans in accordance with the terms and conditions of the applicable Secured Debenture Indenture.".

     (c) Section 5.02(b)(i)(B) of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "(B) on the Second Scheduled Reduction Date, an amount equal to the sum of (1) the excess of (x) 50% of the sum of (I) the aggregate outstanding principal amount of Project Loans (other than Supplemental Advances) of the Supplemental Advance Banks on such date plus (II) the Supplemental Advance Banks' ratable share (computed on the basis of Existing Project Loans outstanding on the Bond Proceeds Payment Date) of $75,750,000 plus (III) the aggregate principal amount of Project Loans (other than Supplemental Advances) prepaid after the Bond Proceeds Payment Date and before the Second Scheduled Reduction Date over (y) the sum of
          (I) the Supplemental Advance Banks' ratable share (computed on the basis of Existing Project Loans outstanding on the Bond Proceeds Payment Date) of $75,750,000 plus (II) the aggregate principal amount of Project Loans (other than Supplemental Advances)

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 81>

     prepaid after the Bond Proceeds Payment Date and before the Second Scheduled Reduction Date plus (2) the excess of (x) 50% of the sum of (I) the aggregate outstanding principal amount of Project Loans of Prospect on such date plus (II) Prospect's ratable share (computed on the basis of Existing Project Loans outstanding on the Bond Proceeds Payment Date) of $75,750,000 plus (III) the aggregate principal amount of Prospect's Project Loans prepaid after the Bond Proceeds Payment Date and before the Second Scheduled Reduction Date over (y) the sum of (I) Prospect's ratable share (computed on the basis of Existing Project Loans outstanding on the Bond Proceeds Payment Date) of $75,750,000 plus (II) the aggregate principal amount of Prospect's Project Loans prepaid after the Bond Proceeds Payment Date and before the Second Scheduled Reduction Date.".


     SECTION 4.02B.  Supplemental Advances.

     (a) Section 4.02 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 4.02.  Total Supplemental Advance
          Commitments, Available Supplemental Advance Commitment and Supplemental Advances.

               (a) Supplemental Advances. Each Supplemental Advance Bank severally agrees, on the terms and conditions of this Agreement, to make loans to TGC II in Dollars during the period from and including the Bond Proceeds Payment Date to but not including the Supplemental Advance Commitment Termination Date in an aggregate principal amount at any one time outstanding up to but not exceeding the amount of such Supplemental Advance Bank's Proportionate Share of the Available Supplemental Advance Commitment as in effect from time to time (such loans being herein called "Supplemental Advances"); provided that no additional Supplemental Advances shall be made on, and TGC II hereby agrees not to request any borrowings of Supplemental Advances on, a Scheduled Reduction Date. Subject to the terms and conditions of this Agreement, during such period TGC II may borrow, repay and reborrow up to the amount of the Available Supplemental Advance Commitment by means of

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 82>

     Prime Rate Loans, CD Rate Loans and Eurodollar Rate
     Loans and may Convert Supplemental Advances of one Type into Supplemental Advances of another Type (as provided in Section 4.04 hereof) or continue Supplemental Advances of one Type as Supplemental Advances of the same Type (as provided in Section 4.04 hereof); provided that no more than six separate Interest Periods in respect of CD Rate Loans and Eurodollar Rate Loans from each Supplemental Advance Bank may be outstanding at any one time. TGC II shall give the Agent (which shall promptly notify the Supplemental Advance Banks) notice of each borrowing hereunder as provided in Section 6.01 hereof. TGC II hereby agrees to repay the principal of, and to pay interest on, the Supplemental Advances as set forth in this Agreement. TGC II hereby promises to pay to the Agent for account of each Supplemental Advance Bank the entire outstanding principal amount of such Supplemental Advance Bank's Supplemental Advances, and each Supplemental Advance shall mature, on the Final Maturity Date. The Supplemental Advances made by each Supplemental Advance Bank shall be evidenced by the New Project Note of such Supplemental Advance Bank.

               (b)  Changes of Total Supplemental Advance
          Commitments.

               (i)  The aggregate amount of the Total
          Supplemental Advance Commitments shall be automatically reduced to zero on the Supplemental Advance Commitment
          Termination Date.

              (ii) In the event that the Section 3 Effective Date does not occur, the aggregate amount of the Total Supplemental Advance Commitments shall be automatically reduced on the Second Scheduled Reduction Date by an amount equal to the amount of the prepayment referred to in Section 5.02(b)(i)(B)(1) and shall be automatically reduced to zero on the Final Maturity Date.

             (iii)  The aggregate amount of the Total
          Supplemental Advance Commitments shall be automatically reduced on each Scheduled Reduction Date set forth in column (A) below to the amount (subject to reduction

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 83>

     pursuant to subclause (iii) below) set forth in column
     (B) below opposite such Scheduled Reduction Date:

                    (A)                           (B)

                                        Total Supplemental
                                        Advance Commitments
                                        Reduced to the Following
          Scheduled Reduction Date:     Amounts ($):

          First Scheduled Reduction
            Date                             $106,108,522.73
          Second Schedule Reduction
            Date                             $ 70,739,015.15
          Third Scheduled Reduction
            Date                             $ 35,369,507.57
          Final Maturity Date                $     -0-

              (iv) TGC II shall have the right at any time or from time to time (A) so long as no Supplemental Advances are outstanding, to terminate the Total Supplemental Advance Commitments and (B) to reduce the aggregate unused amount of the Total Supplemental Advance Commitments; provided that TGC II shall give notice of each such termination or reduction as provided in, and comply with the terms and conditions of, Section 6.01 hereof.

               (v) The Total Supplemental Advance Commitments once terminated or reduced may not be reinstated.

               (c) Available Supplemental Advance Commitment Fee. TGC II shall pay to the Agent for account of each Supplemental Advance Bank a commitment fee on the daily average unused amount of such Supplemental Advance Bank's Proportionate Share of the Available Supplemental Advance Commitment, for the period from and including the Bond Proceeds Payment Date to but not including the earlier of the date the Total Supplemental Advance Commitments are terminated and the Supplemental Advance Commitment Termination Date, at a rate per annum equal to 1/4 of 1%. Accrued commitment fee shall be payable on each Quarterly Date and on the earlier of the date the Total Supplemental Advance

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 84>

     Commitments are terminated and the Supplemental Advance
     Commitment Termination Date.

               (d) Prepayments of Supplemental Advances. (i) TGC II may, subject to Section 7.05 hereof, prepay the Supplemental Advances in whole or in part, without premium (except as provided in Section 9.34 hereof) or penalty, upon at least three Business Days' prior notice by TGC II to the Agent in the case of Eurodollar Rate Loans, at least two Business Days' prior notice to the Agent in the case of CD Rate Loans and at least one Business Day's prior notice to the Agent in the case of Prime Rate Loans (in each case, each such notice to the Agent to be irrevocable), specifying the date and amount of such prepayment and whether the prepayment is of Eurodollar Rate Loans, Prime Rate Loans or CD Rate Loans or a combination thereof. If such notice is given, TGC II shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. Partial prepayments shall be in an aggregate principal amount of at least $1,000,000 or an integral multiple of $500,000 in excess thereof. Until the Supplemental Advance Commitment Termination Date, from time to time TGC II shall prepay, or TNP shall purchase in accordance with the terms and conditions of Section
          4.05 hereof, the Supplemental Advances in such principal amounts and on such dates as shall be necessary so that (x) the aggregate amount outstanding principal amount of the Supplemental Advances shall at no time exceed the aggregate amount of the Total Supplemental Advance Commitments and (y) the aggregate principal amount of Loans outstanding hereunder shall not exceed the Collateral Coverage Maximum Amount at such time.".

     (b) Section 6.01 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 6.01.  Making the Supplemental Advances.

               (a) Each termination or reduction of the Total Supplemental Advance Commitments and each borrowing of Supplemental Advances shall be made upon notice to the Agent given by TGC II. Each notice of borrowing of

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 85>

     Supplemental Advances shall be given not later than 11:00 a.m. (New York City time) one Business Day (with respect to each Prime Rate Loan), two Business Days (with respect to each CD Rate Loan) and three Business Days (with respect to each Eurodollar Rate Loan) prior to the date of the proposed borrowing of Supplemental Advances, and the Agent shall give to each Supplemental Advance Bank prompt notice thereof and of each other notice received from TGC II hereunder. Each notice of termination or reduction of Total Supplemental Advance Commitments shall be given to the Agent not later than five Business Days prior to the proposed termination or reduction and such notice shall specify the amount of Total Supplemental Advance Commitments to be terminated or reduced (which amount shall be $1,000,000 or an integral multiple of $500,000 in excess thereof). Each such notice of a borrowing (a "Notice of Borrowing") shall be in the form of Exhibit O hereto, may be delivered by telex, telecopy or cable, in any case confirmed immediately in writing, shall specify therein (i) the date of such borrowing, (ii) the Type of Supplemental Advances comprising such borrowing, (iii) the aggregate amount of such borrowing (which shall be $1,000,000 or an integral multiple of $500,000 in excess thereof), and (iv) in the case of a borrowing comprised of Eurodollar Rate Loans or CD Rate Loans, the initial Interest Period for each such Loan, and shall be otherwise duly completed. In the case of a proposed borrowing comprised of Eurodollar Rate Loans or CD Rate Loans, the Agent shall promptly notify each Supplemental Advance Bank of the applicable interest rate pursuant to Section 5.05 hereof. Each Supplemental Advance Bank shall, before 11:00 a.m. (New York City time) on the date of such borrowing, make available for the account of its Applicable Lending Office to the Agent at its Principal Office, in same day funds, such Supplemental Advance Bank's Proportionate Share of such borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Sections
     8.03 and 8.04 hereof, the Agent will make such funds available to TGC II, by depositing the proceeds thereof, in immediately available funds, in the TGC II Receipt Account. For purposes of determining whether the applicable conditions set forth in Sections 8.03

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 86>

     and 8.04 hereof have been fulfilled, the Agent may (but is not obligated to) assume the truth of the statements contained in certificates delivered pursuant to said Section.

               (b) Each Notice of Borrowing shall be irrevocable and binding on TGC II. TGC II shall advise the Agent by telephone of its intention to deliver a Notice of Borrowing prior to the delivery thereof.

               (c) Unless the Agent shall have received notice from a Supplemental Advance Bank prior to the date of any borrowing pursuant to Section 6.01(a) hereof that such Supplemental Advance Bank will not make available to the Agent such Supplemental Advance Bank's Proportionate Share of such borrowing, the Agent may assume that such Supplemental Advance Bank has made such portion available to the Agent on the date of such borrowing in accordance with Section 6.01(a) hereof and the Agent may, in reliance upon such assumption, make available to TGC II on such date a corresponding amount. If such Supplemental Advance Bank's Proportionate Share of such borrowing is made available to the Agent on a date after the date of such borrowing, such Supplemental Advance Bank shall pay to the Agent on demand an amount equal to the product of
          (i) the daily average Federal Funds Rate during such period as quoted by the Agent times (ii) the amount of such Supplemental Advance Bank's Proportionate Share of such borrowing times (iii) the number of days that elapse from and including the date of such borrowing to the date on which such Supplemental Advance Bank's ratable portion of such borrowing shall have been made available to the Agent. A certificate of the Agent submitted to any Supplemental Advance Bank with respect to any amounts owing under this Section 6.01(c) shall be conclusive absent manifest error. If such Supplemental Advance Bank's Proportionate Share of such borrowing is not in fact made available to the Agent by such Supplemental Advance Bank within three Business Days after the date of such borrowing, TGC II agrees to pay to the Agent, on demand, an amount equal to such Proportionate Share of such borrowing together with interest thereon, for each day from the date such amount was made available to TGC II until the date such

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 87>

     amount is repaid to the Agent, at the interest rate applicable at the time to the Loans comprising such borrowing.

               (d) The failure of any Supplemental Advance Bank to make the Supplemental Advance to be made by it as part of any borrowing shall not relieve any other Supplemental Advance Bank of its obligation hereunder to make its Supplemental Advance on the date of such borrowing, but no Supplemental Advance Bank shall be responsible for the failure of any other Supplemental Advance Bank to make the Supplemental Advance to be made by such other Supplemental Advance Bank on the date of any borrowing.".

     (c) Section 8.04 of the Credit Agreement shall be redesignated as "SECTION 8.05" and Section 8.03 of the Credit Agreement shall be deleted in its entirety and replaced with the following:

               "SECTION 8.03 Supplemental Advances. The obligation of the Supplemental Advance Banks to make any Supplemental Advance to TGC II upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the conditions precedent that, both immediately prior to the making of such Supplemental Advance and also after giving effect thereto and to the intended use thereof:

                    (a)  no Default shall have occurred and be
               continuing;

                    (b)  the representations and warranties made
               by TGC II and TNP in Section 2 hereof, and in each of the other Project Documents, shall be true and complete on and as of the date of the making of such Supplemental Advance in all material respects with the same force and effect as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date);

                    (c)  all Government Approvals set forth in
               Schedule 1 hereto shall be in full force and effect or are reasonably expected to be obtained

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 88>

          such that there will not be a material adverse effect on the construction or operation of the Project;

                    (d)  the amount of such borrowing shall not
               cause the aggregate principal amount of the Supplemental Advances outstanding to exceed the aggregate amount of the Available Supplemental Advance Commitment (before giving effect to such borrowing) on such date;

                    (e)  no default shall have occurred and be
               continuing under any Secured Debenture Indenture;
               and

                    (f)  the aggregate principal amount of Loans
               (including the amount of such borrowing) shall not exceed the Collateral Coverage Maximum Amount at such time.

               Each notice of borrowing by TGC II hereunder shall constitute a certification by TGC II to the effect set forth in clauses (a) through (f) above (both as of the date of such notice and, unless TGC II otherwise notifies the Agent prior to the date of such borrowing, as of the date of such borrowing).

               SECTION 8.04 Financial Tests for Supplemental Advances. The obligation of the Supplemental Advance Banks to make any Supplemental Advance to TGC II upon the occasion of each borrowing hereunder (including the initial borrowing) is subject to the further conditions precedent that (a) Interest Coverage, as determined on and as of the Quarterly Date most recently falling prior to the date 60 Business Days prior to the date of borrowing, shall not be less than 1.0 and (b) the ratio of Equity Capital to Total Capitalization, as determined on and as of the Quarterly Date most recently falling prior to the date 60 Business Days prior to the date of borrowing, is greater than or equal to 20%.".


     SECTION 5.     Counterparts.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 89>

          This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


     SECTION 6.     Project Documents.

          Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the terms and conditions thereof. All references in any Project Document to the Credit Agreement and any Schedule or Exhibit thereto shall be deemed to be references to the Credit Agreement and any Schedule or Exhibit thereto as amended.


     SECTION 7.     Joinder of Guarantor.

          Contemporaneously with the execution and delivery of this Amendment, and as consideration therefor, TNP, as the Guarantor, hereby confirms and consents to each and every of the terms and conditions of this Amendment and the Credit Agreement as amended by this Amendment (including, without limitation
Section 17.13 of the Credit Agreement), and agrees that the terms and conditions of the Guaranty are in full force and effect and unaffected by the execution by TGC II and TNP of this Amendment and acknowledges that there are no claims or offsets against, or defenses or counterclaims to, the Guaranty.


     SECTION 8.     Headings.

          The headings of the various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not be interpreted or construed to affect the meanings or construction of any provision hereof.


     SECTION 9.     GOVERNING LAW.

          THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 90>

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

                            TEXAS-NEW MEXICO POWER COMPANY



                            By: /s/ D. R. Barnard
                               Title:
                                D.R. Barnard
                                Vice President
                                and Chief Financial Officer



                            TEXAS GENERATING COMPANY II



                            By: /s/ D. R. Barnard
                               Title:
                                D. R. Barnard
                                President





           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 91>                            BANKS

Existing Loans:             ABN AMRO BANK N.V.,
$8,127,272.71                 HOUSTON AGENCY

Aggregate Commitment:
$4,427,272.72

Total Supplemental Advance  By: /s/Michael A. Tribolet
Commitment:                    Title: Vice President
$4,427,272.72

Proportionate Share:        By: /s/ C. Lipchutz
3.13%                          Title: Vice President





           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 92>
Existing Loans:             BANK OF AMERICA NT & SA
$20,318,181.84

Aggregate Commitment:
$11,068,181.83              By: /s/ Mark F. Milner
                               Title: Vice President
Total Supplemental Advance
Commitment:
$11,068,181.83

Proportionate Share:
7.82%

<PAGE 93>

Existing Loans:             THE BANK OF NEW YORK
$35,218,181.82

Aggregate Commitment:
$19,184,848.48              By:/s/ Michael F. Donohue, Jr.
                               Title: Senior Vice President
Total Supplemental Advance
Commitment:
$19,184,848.48

Proportionate Share:
13.56%



           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

Existing Loans:             THE BANK OF NOVA SCOTIA
$23,704,545.46

Aggregate Commitment:
$12,912,878.79              By: /s/ A. S. Norsworthy
                                Title: Assistant Agent
Total Supplemental Advance
Commitment:
$12,912,878.79

Proportionate Share:
9.13%


           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

Existing Loans:             THE CHASE MANHATTAN BANK
$16,931,819.00                (NATIONAL ASSOCIATION)

Aggregate Commitment:
$19,223,485.29
                            By: James T. Beal, Jr.
Total Supplemental Advance     Title: Managing Director
Commitment:
$19,223,485.29

Proportionate Share:
13.59%




  **                        Existing Loans:
$23,704,545.41

  **                        Aggregate Commitment:
$22,912,878.76

  **                        Total Supplemental Advance
Commitment:
$22,912,878.76

  **                        Proportionate Share:
16.20%






   *                        Net of participation of Christiana Bank.

  ** Without regard to participation of Christiana Bank. These are the amounts or definitions of "Aggregate Commitment", "Proportionate Share" and "Total Supplemental Advance Commitment" and Section Credit Agreement, as amended by the First Amendment.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 96>
Existing Loans:             CREDIT SUISSE
$13,545,454.54

Aggregate Commitment:
$7,378,787.88               By:/s/ Guy R. Cirincione
                               Title: Member of Senior Management
Total Supplemental Advance
Commitment:
$7,378,787.88

Proportionate Share:
5.22%





           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

Existing Loans:             FLEET BANK OF MASSACHUSETTS, N.A.
$10,159,090.92

Aggregate Commitment:
$5,534,090.91               By: /s/ Fred M. Manning
                               Title: Senior Vice President
Total Supplemental Advance
Commitment:
$5,534,090.91

Proportionate Share:
3.91%




  **                        Existing Loans:
$20,318,181.84

  **                        Aggregate Commitment:
$11,068,181.82

  **                        Total Supplemental Advance
Commitment:
$11,068,181.82

  **                        Proportionate Share:
7.82%







   *                        Net of participation of The Nippon Credit Bank, Ltd.

  **                        Without regard to participation of The Nippon
                            Credit Bank, Ltd.
                            These are the amounts or entries referred to in the definitions of "Aggregate Commitment", "Proportionate Share" and "Total
                            Supplemental Advance Commitment" and Section 4.01 of the Credit Agreement, as amended by the First Amendment.

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 98>
Existing Loans:             NATIONSBANK OF TEXAS, N.A.
$11,513,636.36

Aggregate Commitment:
$22,271,969.69              By: /s/ Vincent Liberio
                               Title: Senior Vice President
Total Supplemental Advance
Commitment:
$22,271,969.69

Proportionate Share:
15.74%



           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 99>
Existing Loans:             PROSPECT STREET SENIOR PORTFOLIO,
$11,513,636.36                L.P.

                            By:  PROSPECT STREET SENIOR LOAN
Aggregate Commitment:              CORP., as general partner
$6,271,969.69

                                 By: /s/ Preston I. Carnes, Jr.
                                    Title: Vice President

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 100>
Existing Loans:             UNION BANK
$11,513,636.36

Aggregate Commitment:
$6,271,969.69               By: /s/ Peter R. Saggau
                               Title: Vice President
Total Supplemental Advance
Commitment:
$6,271,969.69

Proportionate Share:
4.43%

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 101>

Existing Loans:             WESTPAC BANKING CORPORATION
$23,704,545.46

Aggregate Commitment:
$12,912,878.79              By: /s/ Officer of Westpac
                               Title: Vice President
Total Supplemental Advance
Commitment:
$12,912,878.79

Proportionate Share:
9.13%

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 102>
Existing Loans:             Z-LANDERBANK BANK AUSTRIA A.G.
$20,318,181.84

Aggregate Commitment:
$11,068,181.83              By: /s/ Kevin McGinn
                               Title: Senior Vice President
Total Supplemental Advance
Commitment:
$11,068,181.83
                            By: /s/ Peter Scharf
Proportionate Share:           Title: Assistant Vice President
7.82%

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 102>
                            THE CHASE MANHATTAN BANK
                              (NATIONAL ASSOCIATION),
                              as Agent



                            By /s/ James T. Beale, Jr.
                              Title: Managing Director



Acknowledged and Agreed to:

THE CHASE MANHATTAN BANK,
  (NATIONAL ASSOCIATION), as
  Collateral Agent


By /s/ James T. Beale, Jr.
  Title: Managing Director

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 104>




                            VOTING PARTICIPANT

Existing Loans:             The following Voting Participant
$6,772,726.41               consents and agrees to the foregoing
                            Amendment No. 1 to the Unit 2
Aggregate Commitment:       First Amended and Restated Project
$3,689,393.47               Loan and Credit Agreement:

Total Supplemental Advance  CHRISTIANA BANK
Commitment:
$3,689,393.47
                            By:/s/Jahn O. Roising  Peter M. Dodge
Proportionate Share:           Title:
2.61%                       First Vice President   Vice President

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 105>

                            VOTING PARTICIPANT

Existing Loans:             The following Voting Participant
$10,159,090.92              consents and agrees to the foregoing
                            Amendment No. 1 to the Unit 2
Aggregate Commitment:       First Amended and Restated Project
$5,534,090.91               Loan and Credit Agreement:

Total Supplemental Advance  THE NIPPON CREDIT BANK, LTD.
Commitment:
$5,534,090.91
                            By:/s/ Peter Capitelli
Proportionate Share:           Title: Vice President & Manager
3.91%

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE 106>                                                         EXHIBIT A
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                        [FORM OF NEW PROJECT NOTE]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT B
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                        [FORM OF REPLACEMENT NOTE]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT C
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                  [FORM OF INTERCREDITOR AMENDMENT NO. 2]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT D
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                    [FORM OF FOURTH TGC II MODIFICATION
                         AND EXTENSION AGREEMENT]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT E
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                    [FORM OF FIFTH TGC II MODIFICATION
                         AND EXTENSION AGREEMENT]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT F
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                  [FORM OF SUBSEQUENT TGC II MODIFICATION
                         AND EXTENSION AGREEMENT]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT G
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




           [FORM OF TNP SECOND LIEN MORTGAGE MODIFICATION NO. 2]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT H
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                   [FORM OF SECTION 4.05 LEGAL OPINION]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT I
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




            [FORMS OF SECTION 4.05 CLOSING DATE LEGAL OPINIONS]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >
                                                                EXHIBIT J
                                                    TO AMENDMENT NO. 1 TO
                                        UNIT 2 FIRST AMENDED AND RESTATED
                                        PROJECT LOAN AND CREDIT AGREEMENT




                 [FORM OF FIRST DEBENTURE TRUSTEE CONSENT]

           AMENDMENT NO. 1 TO UNIT 2 FIRST AMENDED AND RESTATED
                     PROJECT LOAN AND CREDIT AGREEMENT

<PAGE >